UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05845

Invesco Senior Loan Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/19

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 28, 2019

Invesco Senior Loan Fund
Nasdaq:
A: VSLAX ∎ C: VSLCX ∎ Y: VSLYX ∎ IB: XPRTX ∎ IC: XSLCX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for the last 13 years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                        Invesco Senior Loan Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Senior Loan Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2019, Class A shares of Invesco Senior

Loan Fund (the Fund), at net asset value (NAV), underperformed the Fund’s benchmark, the Credit Suisse Leveraged Loan Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/18 to 2/28/19, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.19%
Class C Shares	2.50
Class Y Shares	3.47
Class IB Shares	3.62
Class IC Shares	3.30
Credit Suisse Leveraged Loan Index▼	3.78
Source(s): ▼Bloomberg L.P.

Market conditions and your Fund

Senior loans’ senior position in the capital structure, secured status and short duration positioned the asset class defensively against some of the key risks that influenced capital market performance during the fiscal year. Namely, short duration served the senior loan asset class well as short-term rates bolstered floating coupons and contributed to price stability relative to fixed rate assets. Meanwhile, senior loans’ defensive positioning at the top of the capital structure benefited the asset class and underpinned price stability during the bouts of risk aversion that punctuated 2018.

    For the fiscal year ended February 28, 2019, the senior loan market, as represented by the Credit Suisse Leveraged

Loan Index, returned 3.78%. The market produced positive results in all but the final two months of 2018, during which the broader capital market “risk off” sentiment sparked a technical sell-off that impacted the asset class (specifically higher quality, high beta loans). Following a total return of -3.09% for November and December 2018, senior loans quickly rallied, returning 3.90% for January and February 2019, more than recouping the prior months’ losses.1

    During the fiscal year, Libor increased from 2.07% to 2.61% enhancing the floating rate component of coupon income. (Libor is the London Interbank Offered Rate, which is the rate that international banks charge for short-term loans to one another.) This increase in

Portfolio Composition†
By credit quality, based on total investments

BBB	0.2%
BBB-	5.5
BB+	3.2
BB	12.0
BB-	13.5
B+	16.2
B	19.1
B-	9.0
CCC+	2.3
CCC	1.7
CCC-	0.5
CC	0.4
D	0.9
Non-Rated	8.0
Equity	7.5

Top Five Debt Holdings
Based on total investments

1. Twin River Management Group, Inc.	3.1%
2. Fieldwood Energy LLC	1.2
3. Vistra Operations Co. LLC	1.2
4. Asurion LLC	1.1
5. JBS USA Lux S.A.	1.1

Total Net Assets	$641.4 million
Total Number of Holdings	615

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2019.

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

“Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Libor, coupled with limited nominal spread compression (due to less refinancing activity), drove loan investors’ interest income higher during the fiscal year.

    Overall, the fiscal year was characterized by positive credit conditions, including accelerating economic growth, improved corporate earnings growth and a continued low default rate. These characteristics led to a strong demand for US credit, which resulted in robust collateralized loan obligation formation, as well as institutional demand for the asset class.

    Credit fundamentals of the loan market remained solid as economic growth remained healthy and corporate earnings improved during the fiscal year. Trade tensions continued to represent a source of uncertainty; however, relatively stable underlying economic momentum during the fiscal year underpinned consistent earnings improvement in the US corporate sector.

    Loan defaults remained below their long-term historical averages during the fiscal year. With issuer distress isolated largely to the energy and retail sectors, as well as other highly levered and/or secularly-challenged companies, we viewed default rates as likely to remain below their historical averages and to be driven by a few individual issuers.

    At the close of the fiscal year, we continued to believe senior loans were well positioned for the economic and interest rate environment, providing investors with a relatively high level of current income and protection from rising rates due to their floating rate structure, all while sitting atop the capital structure. Central to this belief was the supportive fundamental credit environment, which we believe could persist. We anticipate that both economic and corporate earnings growth may decelerate from 2018 levels as monetary tightening restrains borrowing, rising labor costs slow earnings expansion and fiscal stimulus begins to fade late in the 2019. At the close of the fiscal year, we viewed loans as attractive on a relative basis as the differential between yields in high yield bonds and loans remained near historical lows. As such, we believed that senior loans offered investors the opportunity to own secured credit exposure providing a similar yield as unsecured credit exposure with less duration risk.

    During the fiscal year, the Fund used leverage, which allowed us to enhance the Fund’s yield while keeping credit standards high relative to the benchmark. As

4                         Invesco Senior Loan Fund

of the close of the fiscal year, leverage accounted for 18% of the Fund’s NAV plus borrowings. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. (Similarly, should short term rates fall, borrowing costs also would decline.) For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

At the end of the fiscal year, the Fund’s holdings in Twin River Management Group, Vistra Operations Company and Calpine Corporation were the largest overweight allocations relative to the benchmark. Meanwhile, Charter Communications Operating, SS&C Technologies and TransDigm were the Fund’s largest underweight allocations relative to the Fund’s benchmark.

The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over Libor. Because senior loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable and the prices of senior loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s shares.

As always, we appreciate your continued participation in Invesco Senior Loan Fund.

1	Source: Credit Suisse Group

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Baskind Portfolio Manager, is manager of Invesco Senior Loan Fund. He joined Invesco or its investment advisory affiliates in 1999.
Mr. Baskind earned a BS in business administration, with majors in finance and management information systems, from the University at Albany, State University of New York.

Tom Ewald Portfolio Manager, is manager of Invesco Senior Loan Fund. He joined Invesco or its investment advisory affiliates in 2000.
Mr. Ewald earned a BA from Harvard College and an MBA from the Darden School of Business at the University of Virginia.

Philip Yarrow Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Senior Loan Fund. He joined Invesco in 2010.
Mr. Yarrow earned a BS in mathematics and economics from The University of Nottingham and a master of management degree in finance from Northwestern University.

5                        Invesco Senior Loan Fund

Your Fund’s Long-Term Performance

Average Annual Total Returns
As of 2/28/19, including maximum applicable sales charges

Class A Shares
Inception (2/18/05)	3.37%
10 Years	9.72
5 Years	3.34
1 Year	-0.23

Class C Shares*
Inception (2/18/05)	2.85%
10 Years	9.28
5 Years	3.23
1 Year	1.51

Class Y Shares
Inception (11/8/13)	4.44%
5 Years	4.26
1 Year	3.47

Class IB Shares
Inception (10/4/89)	4.94%
10 Years	10.25
5 Years	4.29
1 Year	3.62

Class IC Shares
Inception (6/13/03)	4.35%
10 Years	10.14
5 Years	4.10
1 Year	3.30
*Effective January 26, 2019, Class C share performance includes the conversion to A shares after 10 years.

Average Annual Total Returns
As of 12/31/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (2/18/05)	3.05%
10 Years	9.97
5 Years	2.58
1 Year	-3.55

Class C Shares
Inception (2/18/05)	2.53%
10 Years	9.51
5 Years	2.47
1 Year	-2.12

Class Y Shares
Inception (11/8/13)	3.61%
5 Years	3.49
1 Year	-0.10

Class IB Shares
Inception (10/4/89)	4.79%
10 Years	10.51
5 Years	3.49
1 Year	-0.10

Class IC Shares
Inception (6/13/03)	4.08%
10 Years	10.41
5 Years	3.36
1 Year	-0.26

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class IB and Class IC shares was 2.24%, 2.99%, 1.99%, 1.99% and 2.14%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects

the maximum 3.25% sales charge. Class C share performance reflects an early withdrawal charge of 1% for the first year after purchase. Class IB shares and Class IC shares are not continuously offered and have no early withdrawal charges. Class Y shares do not have a front-end sales charge or a CDSC, therefore performance is at net asset value. Class Y shares do not have early withdrawal charges.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

6                         Invesco Senior Loan Fund

Invesco Senior Loan Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎ Class IB shares and Class IC shares are not continuously offered and have no early withdrawal charges.

∎ Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎  Asset-backed securities risk. Asset-backed securities, including collateralized debt obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans, which could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Asset-backed securities also are subject to extension risk, which is the risk that a rise in interest rates could reduce the rate of prepayments, causing the price of the asset-backed securities and the Fund’s share price to fall.

∎  Banking and financial services industry focus risk. From time to time, the Fund may invest more than 25% of its assets in unsecured bank instruments, including but not limited to certificates of deposit and time deposits, or securities that may have guarantees or credit and liquidity enhancements provided by banks, insurance companies or other financial institutions. To the extent the Fund focuses its investments in these instruments or securities, the Fund’s performance will depend on the overall condition of those industries and the individual banks and financial institutions in which the Fund invests (directly or indirectly), the supply of short-term financing, changes in government regulation, changes in interest rates, and economic downturns in the United States and abroad.

∎  Bank loan risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates. Bank loans held by the Fund might not be considered securities for purposes of the Securities Act of 1933 or the Securities Exchange Act of 1934, and therefore a risk exists that purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of those Acts.

∎  Borrower credit risk. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates.

The Fund may acquire Senior Loans

of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio Senior Loans of Borrowers that have filed for bankruptcy protection. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower’s payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior position. Uncollateralized Senior Loans involve a greater risk of loss.

∎  Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎  Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches,

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7                         Invesco Senior Loan Fund

market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.

Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying security, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Financial leverage risk. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the Common Shares, including that the costs of the financial leverage exceed the income from investments made with such leverage, the higher volatility of the net asset value of the Common Shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the Common Shareholders. The Fund’s use of leverage also may impair the ability of the Fund to maintain its qualification for federal income tax purposes, as a regulated investment company. As long as the Fund is able to invest the proceeds of any financial leverage in senior loans or other investments that provide a higher net return than the current cost of such financial leverage (i.e., the current interest rate on any borrowing or dividend rate of any preferred shares after taking into account the expenses of any borrowing or preferred shares offering) and the Fund’s operating expenses, the effect of leverage will be to cause the Common Shareholders to realize a higher current rate of return than if the Fund were not leveraged. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses (which the Adviser believes to be an unlikely scenario), the Common Shareholders would have a lower rate of return than if the Fund had an unleveraged capital structure.

During any annual period when the Fund has a net payable on the interest due on borrowings or the dividends due on any outstanding preferred shares, the failure to pay on such amounts would preclude the Fund from paying dividends on the Common Shares. The rights of lenders to the Fund to receive interest on and repayment of principal on any borrowings will be senior to those of the holders of the Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Common Shares in certain circumstances, and may require the Fund to pledge assets to secure such borrowings. Further, the terms of such borrowings may, and the 1940 Act does (in certain circumstances), grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In addition, under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Fund is in compliance with the asset cover-

8                         Invesco Senior Loan Fund

age requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible, to repay borrowings or redeem any outstanding preferred securities from time to time if necessary, which may involve the payment by the Fund of a premium and the sale by the Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain compliance with such asset coverage requirements.

If there are preferred shares issued and outstanding, holders of the preferred shares will elect two Trustees. In addition, the terms of any preferred shares or borrowing may entitle holders of the preferred shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances.

∎	Foreign investments risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities de nominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	High yield senior loans risk. Investments in high yield Senior Loans (“junk investments”) and other lower-rated Senior Loans will subject the Fund to substantial risk of loss. These Senior Loans are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield Senior Loans tend to be very volatile.
∎	Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and the Fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	No trading market for shares risk. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. While there is no restriction on transferring the Shares, the Fund does not intend to list the Shares for trading on any national securities exchange. There is no secondary trading market for Shares. An investment in the Shares is illiquid. There is no guarantee that you will be able to sell all of the Shares that you desire to sell in any repurchase offer by the Fund.
∎	Repurchase offer risk. If the Fund repurchases more Shares than it is able to sell, the Fund’s net assets may decline and its expense ratios may increase, and the Fund’s ability to achieve its investment objective may be adversely affected. Moreover, this may force the Fund to sell assets it would not otherwise sell, and the Fund may be forced to dispose of Fund assets that may have declined in value. The Fund may borrow money to, among other things, finance repurchases of Shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of Shares in certain circumstances. Interest payments and fees incurred in connection with borrowings to finance repurchases of Shares will reduce the amount of net income available for payment to shareholders and may increase volatility of the net asset value of the Common Shares. See also the next section above on “Financial leverage” and the section of the Prospectus entitled “Repurchase of Shares.”
∎	Warrants, equity securities and junior debt securities risk. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower’s assets as compared with Senior Loans. As a result, the values of warrants, equity securities 8 and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the

9                        Invesco Senior Loan Fund

Fund’s net asset value. Additionally, warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be illiquid.

About indexes used in this report

∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, non-investment grade loans.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

10                        Invesco Senior Loan Fund

Schedule of Investments

February 28, 2019

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Variable Rate Senior Loan Interests-103.58%(b)(c)
Aerospace & Defense-3.29%
Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%) (Acquired 08/19/2015-02/28/2018; Cost $1,442,526)(d)	6.24%	08/11/2022		$762	$761,474
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	07/07/2022		1,274	1,277,980
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	6.31%	06/28/2024		1,344	1,337,715
IAP Worldwide Services Revolver (Acquired 07/22/2014; Cost $1,299,963) (Acquired 08/05/2014-03/16/2018; Cost $187,044)(d)(e)	8.30%	07/18/2019		1,870	1,870,435
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	9.31%	07/18/2019		2,183	2,168,820
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	5.25%	10/04/2024		1,972	1,694,455
Peraton Corp., Term Loan (3 mo. USD LIBOR + 5.25%)(d)	8.06%	04/29/2024		1,119	1,093,675
Perspecta, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.74%	05/31/2025		509	501,632
Space Exploration Technologies Corp., Term Loan (1 mo. USD LIBOR + 4.25%)(d)(f)	-	11/21/2025		1,330	1,329,935
TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.50%)	4.99%	05/30/2025		5,342	5,275,288
Term Loan F (1 mo. USD LIBOR + 2.50%)	4.99%	06/09/2023		1,329	1,315,924
Vectra Co.
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	03/08/2025		590	566,779
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.75%	03/08/2026		348	336,260
Wesco Aircraft Hardware Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	5.00%	02/28/2021		949	935,606
Xebec Global Holdings, LLC, Term Loan (3 mo. USD LIBOR + 5.50%) (Acquired 02/12/2018-07/20/2018; Cost $614,118)(d)	8.28%	02/12/2024		616	609,709
					21,075,687

Air Transport-1.53%
American Airlines, Inc.
Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	12/14/2023		729	719,426
Term Loan (1 mo. USD LIBOR + 1.75%)	4.23%	06/27/2025		74	73,011
Avolon TLB Borrower 1 (US) LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.48%	01/15/2025		5,990	5,995,552
Gol LuxCo S.A. (Luxembourg), Term Loan (3 mo. USD LIBOR + 6.50%)	6.50%	08/31/2020		2,998	3,035,439
					9,823,428

Automotive-2.57%
Allison Transmission, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.24%	09/23/2022		20	20,327
American Axle & Manufacturing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.74%	04/06/2024		1,202	1,180,755
Belron Finance US LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)(d)	5.19%	11/13/2025		192	191,941
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 4.25%)(d)	6.88%	05/19/2023		681	663,848
Garrett Borrowing LLC (Switzerland)
Term Loan B (3 mo. EURIBOR + 2.75%)	2.75%	09/27/2025	EUR	123	139,074
Term Loan B (3 mo. USD LIBOR + 3.00%)	5.33%	09/27/2025		421	415,080
Mavis Tire Express Services Corp.
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	03/20/2025		1,188	1,177,753
Delayed Draw Term Loan (e)	5.74%	03/20/2025		159	157,895
Midas Intermediate Holdco II, LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.57%	08/18/2021		50	49,294
Navistar Financial Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.25%	07/31/2025		1,086	1,087,629
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	11/06/2024		1	541
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)(d)	6.49%	05/22/2024		1,014	993,338
Tenneco, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.24%	10/01/2025		2,698	2,684,983
ThermaSys Corp.
Term Loan (3 mo. USD LIBOR + 6.00%)(d)	8.80%	10/02/2023		116	105,580
Term Loan (3 mo. USD LIBOR + 6.00%)	8.80%	01/01/2024		635	577,443

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                        Invesco Senior Loan Fund

	Interest Rate	Maturity Date			Principal Amount (000)(a)	Value
Automotive-(continued)
TI Group Automotive Systems, L.L.C., Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	06/30/2025			$315	$311,701
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.31%	03/07/2024			1,403	1,361,361
Transtar Holding Co. Delayed Draw Term Loan (Acquired 04/11/2017-07/06/2017; Cost $157,710) (Acquired 04/11/2017-07/06/2017; Cost $864,740)(d)(e)	0.00%	04/10/2022			170	169,535
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)(d)	6.75%	04/11/2022			2,134	2,069,736
PIK Term Loan, 7.75% PIK, 1.00% Cash Rate (Acquired 04/11/2017-04/11/2018; Cost $665,515)(d)(g)	7.75%	04/11/2022			726	696,684
Wand NewCo 3, Inc., Term Loan (f)	-	01/24/2026			1,719	1,726,193
Winter Park Intermediate, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.75%)(d)	7.24%	04/04/2025			746	730,959
						16,511,650

Beverage& Tobacco-0.48%
AI Aqua Merger Sub, Inc. First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.74%	12/13/2023			2,103	2,031,522
First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	12/13/2023			554	535,486
Arterra Wines Canada, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	5.54%	12/15/2023			541	541,327
						3,108,335

Building & Development-2.67%
American Builders & Contractors Supply Co., Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	4.49%	10/31/2023			2,019	2,009,081
Beacon Roofing Supply, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.77%	01/02/2025			166	164,871
Capital Automotive L.P. First Lien Term Loan B-2 (1 mo. USD LIBOR + 3.00%)	5.00%	03/24/2024			3,140	3,101,649
Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	8.50%	03/24/2025			1,405	1,408,518
DiversiTech Holdings, Inc. Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 05/18/2017; Cost $200,530)	10.31%	06/02/2025			82	79,095
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.80%	06/03/2024			736	719,247
Financiere Persea (Proxiserve), Term Loan B (f)	-	02/26/2026	E	UR	170	193,749
Forterra Finance, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	10/25/2023			896	835,729
HD Supply Waterworks, Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	5.72%	08/01/2024			181	180,007
HD Supply, Inc., Term Loan B-5 (1 mo. USD LIBOR + 1.25%)	4.24%	10/17/2023			1,806	1,800,792
Pisces Midco, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.55%	04/12/2025			295	287,432
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.24%	11/15/2023			1,194	1,180,840
Re/Max, LLC, Term Loan (1 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016; Cost $2,318,256)	5.24%	12/15/2023			2,315	2,296,699
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.74%	02/08/2025			246	240,347
SRS Distribution, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	05/23/2025			1,625	1,597,593
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	6.80%	07/24/2024			1,056	1,023,498
						17,119,147

Business Equipment & Services-10.52%
Allied Universal Holdco LLC First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	07/28/2022			1,619	1,595,281
Term Loan (1 mo. USD LIBOR + 4.25%)	6.74%	07/28/2022			1,720	1,702,573
Alorica, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.24%	06/30/2022			1,115	1,100,320
Altran Technologies (France), Term Loan B (3 mo. USD LIBOR + 2.25%)	5.04%	03/20/2025			354	349,175
Asurion LLC Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	5.49%	08/04/2022			12	11,803
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	5.49%	11/03/2023			8,711	8,721,603
Term Loan B-7 (1 mo. USD LIBOR + 3.00%)	5.49%	11/03/2024			395	395,474
Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.50%)	9.00%	08/04/2025			7,397	7,538,468
Blackhawk Network Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	06/15/2026			372	370,053

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                        Invesco Senior Loan Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Business Equipment & Services-(continued)
Blucora, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)(d)	5.49%	05/22/2024		$181	$180,530
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.96%	06/21/2024		1,725	1,689,859
Brightview Landscapes, LLC Revolver Loan (d)(e)	0.00%	08/15/2023		418	386,515
Term Loan (1 mo. USD LIBOR + 2.50%)	5.00%	08/15/2025		348	348,225
Cast & Crew Payroll, LLC, First Lien Term Loan (f)	-	02/07/2026		674	678,391
Checkout Holding Corp.
Term Loan (1 mo. USD LIBOR + 9.50%)	0.00%	06/14/2019		410	353,111
Term Loan (1 mo. USD LIBOR + 7.50%)	9.99%	02/15/2023		343	334,344
CRCI Longhorn Holdings, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	08/08/2025		134	132,189
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(d)	9.77%	08/08/2026		72	71,490
Crossmark Holdings, Inc.
Term Loan (1 mo. USD LIBOR + 7.50%)(d)	10.00%	12/20/2019		180	179,547
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	10.31%	12/21/2020		826	10,839
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.30%	12/20/2019		1,568	435,022
Dream Secured Bondco AB, Term Loan B1F (3 mo. EURIBOR + 3.50%)	3.50%	10/21/2022	EUR	277	314,787
Dun & Bradstreet Corp. (The), Term Loan (f)	-	02/06/2026		2,425	2,431,288
First Data Corp. Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	07/08/2022		919	918,940
Term Loan A (1 mo. USD LIBOR + 1.50%)	3.99%	10/26/2023		1,873	1,866,046
Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	04/26/2024		186	186,087
FleetCor Technologies Operating Co., LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.49%	08/02/2024		228	228,623
GI Revelation Acquisition LLC First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.49%	04/16/2025		1,307	1,298,567
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%) (Acquired 04/11/2018; Cost $356,738)	11.50%	04/16/2026		375	359,961
Global Payments, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	4.24%	10/17/2025		692	688,254
Hillman Group, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	6.80%	05/30/2025		1,513	1,468,718
INDIGOCYAN Midco Ltd., Term Loan B (3 mo. GBP LIBOR + 4.75%)(d)	5.60%	06/23/2024	GBP	609	809,187
ION Trading Technologies S.a.r.l., Term Loan (2 mo. USD LIBOR + 4.00%)	6.64%	11/21/2024		599	570,731
Iron Mountain, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.24%	01/02/2026		1,118	1,098,005
KAR Auction Services, Inc., Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	5.31%	03/09/2023		1,430	1,430,162
Karman Buyer Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	07/23/2021		328	288,906
First Lien Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	5.74%	07/23/2021		1,732	1,521,548
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.24%	04/25/2025		2,081	2,088,176
Monitronics International, Inc., Term Loan B-2 (3 mo. USD LIBOR + 5.50%)	8.30%	09/30/2022		3,219	2,831,010
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.52%	03/18/2024		27	27,466
Prime Security Services Borrower, LLC, First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.24%	05/02/2022		1,873	1,870,414
Prometric Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.50%	01/29/2025		569	566,656
Refinitiv US Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.24%	10/01/2025		6,873	6,779,462
Spin Holdco, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	6.03%	11/14/2022		5,380	5,337,851
Trans Union LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.49%	06/19/2025		383	381,446
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)(d)	6.30%	05/21/2022		1,265	1,268,521
Wash MultiFamily Acquisition, Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	05/16/2022		1,100	1,061,131
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	05/16/2022		154	148,419
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	05/12/2023		121	117,125
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	05/14/2023		21	20,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                        Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services-(continued)
West Corp.
Term Loan B (1 mo. USD LIBOR + 4.00%)	6.63%	10/10/2024		$2,083	$1,979,204
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	6.13%	10/10/2024		964	907,216
					67,449,233

Cable & Satellite Television-7.46%
Altice Financing S.A. (Luxembourg) Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	07/15/2025		622	603,890
Term Loan (1 mo. USD LIBOR + 2.75%)	5.23%	01/31/2026		862	839,172
Altice France S.A. (France) Term Loan B-12 (1 mo. USD LIBOR + 3.69%)	6.17%	01/31/2026		4,779	4,640,004
Term Loan B-13 (1 mo. USD LIBOR + 4.00%)	6.49%	08/14/2026		3,798	3,705,371
Atlantic Broadband Finance, LLC, Term Loan B (1 mo. USD LIBOR + 2.38%)	4.86%	01/03/2025		2,976	2,953,015
Charter Communications Operating, LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.50%	04/30/2025		79	78,505
CSC Holdings, LLC
Term Loan (1 mo. USD LIBOR + 2.25%)	4.74%	07/17/2025		7,183	7,112,039
Term Loan (1 mo. USD LIBOR + 2.25%)	4.74%	01/15/2026		1,974	1,954,516
Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	01/25/2026		2,015	2,008,827
TDC A/S, Term Loan (1 mo. EURIBOR + 2.75%)	2.75%	06/04/2025	EUR	171	194,567
Telenet Financing USD LLC, Term Loan AN (1 mo. USD LIBOR + 2.25%)	4.74%	08/15/2026		4,021	3,973,690
Unitymedia Finance LLC (Germany)
Term Loan B (1 mo. USD LIBOR + 2.25%)	4.74%	09/30/2025		428	426,320
Term Loan D (1 mo. USD LIBOR + 2.25%)	4.74%	01/15/2026		2,462	2,452,444
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.50%)	4.99%	01/15/2026		6,481	6,480,265
Virgin Media Bristol LLC, Term Loan K (1 mo. USD LIBOR + 2.50%)	4.99%	01/15/2026		7,256	7,216,293
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	4.99%	04/15/2025		3,264	3,229,515
					47,868,433

Chemicals & Plastics-3.90%
Alpha US Bidco, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.80%	01/31/2024		1,161	1,145,558
Avantor, Inc., Term Loan B-1 (3 mo. EURIBOR + 3.75%)	3.75%	11/21/2024	EUR	1,499	1,710,725
Cabot Microelectronics Corp., Term Loan (1 mo. USD LIBOR + 2.25%)	4.75%	11/14/2025		1,263	1,261,061
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	05/16/2024		80	78,719
Colouroz Investment LLC First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.78%	09/07/2021		1,618	1,520,666
Term Loan C (3 mo. USD LIBOR + 3.00%)	5.78%	09/07/2021		268	251,384
Diamond (BC) B.V. (Netherlands), Term Loan B (2 mo. USD LIBOR + 3.00%)	5.75%	09/06/2024		885	855,879
Encapsys, LLC First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	11/07/2024		222	219,537
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)(d)	10.00%	11/07/2025		114	109,605
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	4.48%	10/20/2024		108	107,334
HII Holding Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	12/20/2019		393	392,685
Second Lien Term Loan (1 mo. USD LIBOR + 8.50%) (Acquired 10/05/2017; Cost $204,464)(d)	11.00%	12/21/2020		202	202,439
Ineos US Finance LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	03/31/2024		84	83,095
Invictus US NewCo LLC First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	5.58%	03/28/2025		712	710,862
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(d)	9.24%	03/30/2026		379	378,265
KPEX Holdings, Inc. Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	01/31/2025		346	333,973
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	01/31/2026		149	143,546
Messer Industries USA, Inc., Term Loan B-1 (f)	-	10/01/2025		2,846	2,832,611
Natgasoline LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(d)	6.25%	11/14/2025		573	574,459

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                        Invesco Senior Loan Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Chemicals & Plastics-(continued)
Oxea Corp., Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	6.06%	10/14/2024		$1,147	$1,146,041
PQ Corp., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	5.25%	02/05/2025		365	363,478
Starfruit US Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.77%	10/01/2025		7,338	7,310,297
Tata Chemicals North America, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.56%	08/07/2020		902	900,009
Trinseo Materials Finance, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	09/06/2024		168	166,337
Tronox Finance LLC
Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	09/23/2024		811	810,640
Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	09/23/2024		352	351,277
Univar, Inc.
Term Loan (f)	-	07/01/2024	EUR	237	271,711
Term Loan (f)	-	07/01/2024		313	313,473
Venator Finance S.a.r.l., Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	08/08/2024		465	459,463
					25,005,129

Clothing & Textiles-0.71%
ABG Intermediate Holdings 2 LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	09/26/2024		1,041	1,029,718
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.25%	09/29/2025		1,158	1,142,200
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	7.00%	08/21/2022		564	519,164
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.51%	05/01/2024		643	632,078
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	10/26/2023		1,171	1,109,270
Tumi, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.24%	04/25/2025		143	139,280
					4,571,710

Conglomerates-0.40%
CTC AcquiCo GmbH (Germany)
Term Loan B-1 (3 mo. EURIBOR + 2.75%)	2.75%	03/07/2025	EUR	447	502,292
Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.63%	03/07/2025		584	577,273
Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.25%	06/27/2024		665	660,939
Safe Fleet Holdings LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	02/01/2025		386	377,226
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	02/03/2025		264	260,378
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.27%	02/02/2026		187	178,187
					2,556,295

Containers & Glass Products-2.59%
Berlin Packaging, LLC
Term Loan (1 mo. USD LIBOR + 3.00%)	5.54%	11/07/2025		2,175	2,142,614
Term Loan B-1 (1 mo. USD LIBOR + 3.00%)(f)	-	11/07/2025		658	641,650
Berry Global, Inc.
Term Loan (1 mo. USD LIBOR + 1.75%)	4.27%	01/06/2021		621	619,931
Term Loan S (1 mo. USD LIBOR + 1.75%)	4.27%	02/08/2020		212	211,831
BWAY Holding Co., Term Loan (3 mo. USD LIBOR + 3.25%)	6.03%	04/03/2024		477	468,974
Consolidated Container Company LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.24%	05/22/2024		784	779,979
Duran Group, Term Loan B-2 (3 mo. USD LIBOR + 4.00%)(d)	6.78%	03/21/2024		2,522	2,471,320
Flex Acquisition Co., Inc., Incremental Term Loan B (1 mo. USD LIBOR + 3.25%)	5.76%	06/29/2025		1,576	1,555,644
Fort Dearborn Holding Co., Inc.
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.79%	10/19/2023		873	847,685
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	11.30%	10/19/2024		166	153,771
Hoffmaster Group, Inc., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.49%	11/21/2023		664	663,440
Klockner Pentaplast of America, Inc. (Luxembourg)
Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	302	310,376
Term Loan (1 mo. USD LIBOR + 4.25%)	6.74%	06/30/2022		306	280,611
Multi-Color Corp., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	10/31/2024		347	346,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                        Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Containers & Glass Products-(continued)
Ranpak Corp.
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 09/24/2014; Cost $140,956)(d)	9.73%	10/03/2022		$141	$140,986
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.74%	10/01/2021		406	405,158
Refresco Group, N.V. (Netherlands), Term Loan B-3 (3 mo. USD LIBOR + 3.25%)(d)	5.94%	03/28/2025		782	778,290
Reynolds Group Holdings, Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	02/05/2023		3,123	3,113,876
Trident TPI Holdings, Inc.
Term Loan B-2 (3 mo. EURIBOR + 3.50%)	3.50%	10/17/2024	EUR	156	172,451
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.74%	10/17/2024		543	530,651
					16,635,618

Cosmetics & Toiletries-0.91%
Alphabet Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	09/26/2024		2,265	2,171,228
Anastasia Parent, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.25%	08/11/2025		476	453,111
Coty, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.76%	04/05/2025		3,299	3,228,975
					5,853,314

Drugs-2.61%
BPA Laboratories
First Lien Term Loan (3 mo. USD LIBOR + 5.75%) (Acquired 04/29/2014; Cost $2,370,771)(d)	8.55%	04/29/2020		2,466	2,380,014
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)(d)	10.56%	04/29/2020		2,145	1,994,365
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.75%	04/29/2024		3,322	3,333,115
Phoenix Guarantor, Inc.
Delayed Draw Term Loan (e)	0.00%	02/12/2026		121	119,777
Term Loan (f)	-	02/12/2026		1,327	1,317,542
Valeant Pharmaceuticals International, Inc. (Canada)
Term Loan (1 mo. USD LIBOR + 3.00%)	5.51%	06/01/2025		4,371	4,379,392
Term Loan (1 mo. USD LIBOR + 2.75%)	5.26%	11/27/2025		3,241	3,235,122
					16,759,327

Ecological Services & Equipment-1.26%
Advanced Disposal Services, Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	4.67%	11/10/2023		490	490,218
EnergySolutions, LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	6.55%	05/11/2025		704	623,843
GFL Environmental, Inc. (Canada), Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	05/30/2025		4,997	4,924,717
Patriot Container Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)(d)	10.25%	03/20/2026		299	289,016
Tunnel Hill Partners, L.P., Term Loan B (f)	-	02/08/2026		627	622,641
WCA Waste Systems, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	08/12/2023		1,165	1,151,233
					8,101,668

Electronics & Electrical-9.62%
4L Technologies, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	05/08/2020		2,581	2,549,035
Applied Systems, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	09/19/2024		66	65,380
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	09/19/2025		58	58,628
Blackboard, Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	7.78%	06/30/2021		34	32,702
Brave Parent Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.49%	04/18/2025		425	422,722
Canyon Valor Cos., Inc., First Lien Term Loan (3 mo. USD LIBOR + 2.75%)	5.55%	06/16/2023		1,740	1,721,717
CommScope, Inc., Term Loan (f)	-	04/01/2026		3,639	3,655,640
Compuware Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	08/25/2025		29	28,937
Diebold Nixdorf, Inc.
Term Loan A-1 (1 mo. USD LIBOR + 9.25%)	11.75%	08/31/2022		1,982	2,110,285
Term Loan B (3 mo. USD LIBOR + 2.75%)	5.31%	11/06/2023		1,613	1,518,388
DigiCert Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.50%	10/31/2025		234	229,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                        Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical-(continued)
Dynatrace LLC, Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.49%	08/21/2026		$98	$98,119
Energizer Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.74%	12/17/2025		760	760,570
Epicor Software Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	06/01/2022		10	9,983
Finastra USA, Inc. (Luxembourg)
First Lien Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	06/13/2024	EUR	714	814,521
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.30%	06/13/2024		969	961,194
Go Daddy Operating Company, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.74%	02/15/2024		1,303	1,302,631
Hyland Software, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	07/07/2025		204	203,738
IGT Holding IV AB, Term Loan B (3 mo. USD LIBOR + 3.75%) (Acquired 07/25/2017; Cost $1,039,864)	6.57%	07/31/2024		1,040	1,024,266
I-Logic Technologies Bidco Ltd., Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	12/21/2024	EUR	169	192,231
Imperva, Inc.
Second Lien Term Loan (f)	-	01/11/2027		562	552,568
Term Loan (1 mo. USD LIBOR + 4.00%)(f)	-	01/10/2026		228	228,181
Integrated Device Technology, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%) (Acquired 05/29/2018; Cost 690,330)(d)	4.99%	04/04/2024		684	683,448
MA Finance Co., LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.74%	11/19/2021		3,716	3,687,647
Marcel Bidco LLC
Term Loan B-1 (f)	-	09/27/2025		242	240,281
Term Loan B-2 (f)	-	09/27/2025	EUR	90	102,635
Mavenir Systems, Inc., Term Loan (1 mo. USD LIBOR + 6.00%) (Acquired 05/01/2018; Cost $1,375,987)	8.52%	05/08/2025		1,613	1,596,907
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.75%	08/15/2022		1,679	1,674,641
Mirion Technologies, Inc., Term Loan (f)	-	03/04/2026		823	724,400
MKS Instruments, Inc., Term Loan B-5 (f)	-	01/30/2026		117	117,337
Neustar, Inc.
Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	5.99%	08/08/2024		1,135	1,095,354
Term Loan B-5 (f)	-	08/08/2024		639	627,488
Oberthur Technologies of America Corp., Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	6.55%	01/10/2024		965	951,901
OEConnection LLC
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.50%	11/22/2024		760	754,457
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/22/2017; Cost $145,104)(d)	10.50%	11/21/2025		147	145,385
Omnitracs, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.58%	03/23/2025		2,031	2,000,891
Open Text Corp., Term Loan (1 mo. USD LIBOR + 1.75%)	4.24%	05/30/2025		49	48,760
Optiv, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.75%	02/01/2025		417	396,498
Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	02/01/2024		1,987	1,910,182
Project Accelerate Parent, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 12/15/2017; Cost $682,599)(d)	6.77%	01/02/2025		682	684,043
Project Leopard Holdings, Inc.
Term Loan (1 mo. USD LIBOR + 4.25%)(f)	-	07/07/2023		740	733,621
Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	07/07/2023		719	713,778
Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	7.00%	05/16/2025		3,959	3,950,369
Renaissance Holding Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	05/29/2026		242	223,594
Resideo Funding, Inc, Term Loan B (2 mo. USD LIBOR + 2.00%)	4.63%	10/25/2025		437	436,935
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	5.75%	04/24/2022		3,043	2,778,713
Sandvine Corp. (Canada)
First Lien Term Loan (1 mo. USD LIBOR + 4.50%)(d)	7.02%	10/31/2025		1,236	1,217,627
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)(d)	10.50%	11/02/2026		180	177,975
Science Applications International Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.24%	10/31/2025		1,426	1,416,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                        Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical-(continued)
SS&C Technologies, Inc.
Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.74%	04/16/2025		$3,849	$3,836,510
Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.74%	04/16/2025		1,474	1,469,596
Term Loan B-5 (1 mo. USD LIBOR + 2.25%)	4.74%	04/16/2025		2,501	2,493,460
Sybil Software LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	5.30%	09/29/2023		2,941	2,943,353
TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	6.01%	12/04/2020		57	56,589
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	5.01%	09/28/2024		1,739	1,719,247
Vertafore, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	6.05%	07/02/2025		100	98,550
Xperi Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.99%	12/01/2023		1,478	1,458,152
					61,707,294
Equipment Leasing-0.02%
United Rentals (North America), Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.24%	10/31/2025		122	122,257
Financial Intermediaries-0.85%
Advisor Group, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	08/17/2025		780	781,598
Evergood 4 APS, Term Loan B-3 (f)	-	02/06/2025	EUR	63	71,687
LPL Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.73%	09/23/2024		198	197,402
MoneyGram International, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	03/27/2020		3,357	3,113,734
SGG Holdings S.A. (Luxembourg), Term Loan B (6mo. EURIBOR + 3.75%)	3.75%	07/11/2025	EUR	402	455,395
Stiphout Finance LLC (Virgin Islands (British))
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	10/26/2022		812	794,680
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 07/23/2015; Cost $21,777)(d)	9.75%	10/26/2023		22	20,326
					5,434,822
Food Products-4.11%
8th Avenue Food & Provisions, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	10/01/2025		4	3,815
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.27%	10/01/2026		435	434,991
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	03/31/2025		648	644,214
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.80%	07/03/2020		1,877	1,777,090
Dole Food Co., Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	5.25%	04/06/2024		2,841	2,811,215
H-Food Holdings, LLC
Term Loan (1 mo. USD LIBOR + 3.69%)	6.18%	05/23/2025		3,201	3,168,565
Term Loan B-2 (1 mo. USD LIBOR + 4.00%)	6.49%	05/23/2025		90	89,336
Jacobs Douwe Egberts International B.V., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.56%	11/01/2025		836	833,553
JBS USA Lux S.A., Term Loan (3 mo. USD LIBOR + 2.50%)	5.26%	10/30/2022		8,319	8,312,206
Mastronardi Produce-USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.76%	05/01/2025		489	488,004
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.74%	05/15/2024		1,188	1,169,688
Shearer’s Foods, LLC
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.74%	06/30/2021		1,326	1,320,369
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%) (Acquired 06/19/2014; Cost $249,281)	9.24%	06/30/2022		246	239,567
United Natural Foods, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.74%	10/22/2025		5,699	5,072,028
					26,364,641
Food Service-1.77%
Carlisle FoodService Products, Inc.
Delayed Draw Term Loan (e)	0.00%	03/20/2025		32	30,586
Term Loan	5.49%	03/20/2025		139	134,579
Houston Foods, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	07/20/2025		1,291	1,276,913
IRB Holding Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.75%	02/05/2025		2,020	2,008,913
New Red Finance, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.74%	02/16/2024		366	363,850

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                        Invesco Senior Loan Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Food Service-(continued)
NPC International, Inc. First Lien Term Loan (2 mo. USD LIBOR + 3.50%)	6.05%	04/19/2024		$859	$810,097
Second Lien Term Loan (2 mo. USD LIBOR + 7.50%)	10.14%	04/18/2025		240	220,378
Restaurant Technologies, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)(d)	8.99%	10/01/2026		442	443,481
Tacala Investment Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	02/01/2026		310	306,993
US Foods, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	06/27/2023		4,597	4,578,520
Weight Watchers International, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	7.56%	11/29/2024		1,220	1,187,363
					11,361,673

Forest Products-0.14%
American Greetings Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	04/06/2024		877	874,737

Health Care-3.78%
Acadia Healthcare Co., Inc.
Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.99%	02/11/2022		673	672,053
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.99%	02/16/2023		1,628	1,625,932
Argon Medical Devices Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)(d)	10.50%	01/23/2026		76	75,689
athenahealth, Inc., Term Loan B (f)	-	02/11/2026		3,100	3,090,224
BVI Medical, Inc., Term Loan (f)	-	02/18/2026	EUR	171	196,443
Dentalcorp Perfect Smile ULC (Canada) Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	10.00%	06/08/2026		621	611,243
Second Lien Term Loan (e)	10.11%	06/08/2026		155	152,811
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	6.07%	06/28/2024		281	278,458
GoodRx, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.50%	10/10/2025		367	365,808
Greatbatch, Ltd., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.51%	10/27/2022		137	137,665
HC Group Holdings III, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	04/07/2022		771	765,338
Heartland Dental, LLC, Term Loan	6.24%	04/30/2025		55	54,387
IQVIA, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	4.80%	01/17/2025		29	29,476
IWH UK Midco Ltd., Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/31/2025	EUR	411	463,269
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.55%	06/07/2023		3,792	3,761,222
Nidda Healthcare Holding AG (Germany) Term Loan C (3 mo. GBP LIBOR + 4.50%)	5.37%	08/21/2024	GBP	172	228,255
Term Loan D (3 mo. EURIBOR+ 4.00%)	4.00%	08/21/2024	EUR	642	732,807
Ortho-Clinical Diagnostics, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	06/30/2025		2,264	2,245,419
Prophylaxis B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 4.00%)
(Acquired 07/02/2018; Cost $1,720,189)	4.00%	06/05/2025	EUR	1,729	1,863,033
Surgery Center Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	09/02/2024		709	693,841
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	02/06/2024		1,208	1,097,161
Terveys-ja hoivapalvelut Suomi Oy (Finland) First Lien Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	08/11/2025	EUR	609	699,437
Second Lien Term Loan (3 mo. EURIBOR + 7.50%)	7.50%	07/19/2026	EUR	333	378,160
Unilabs Diagnostics AB (Sweden), Revolver Loan (d)(e)	0.00%	04/01/2021	EUR	769	859,047
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.99%	08/27/2025		2,903	2,912,142
WP CityMD Bidco LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	6.30%	06/07/2024		230	226,207
					24,215,527

Home Furnishings-1.10%
Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	7.24%	02/05/2024		1,033	980,426
Global Appliance, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.50%	09/29/2024		1,002	1,000,920
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	08/05/2024		10	10,029
Hilding Anders AB, Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	11/29/2024	EUR	386	358,618
Lifetime Brands, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.99%	02/28/2025		392	387,135
PGT Innovations, Inc., Term Loan (2 mo. USD LIBOR + 3.50%)	6.04%	02/16/2022		47	46,675

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                        Invesco Senior Loan Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Home Furnishings-(continued)
Serta Simmons Bedding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	6.01%	11/08/2023		$1,958	$1,639,697
SIWF Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	6.73%	06/15/2025		1,259	1,257,027
TGP Holdings III, LLC
First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(d)	7.05%	09/25/2024		1,140	1,088,688
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(d)	11.31%	09/25/2025		309	299,727
					7,068,942

Industrial Equipment-1.57%
Airxcel, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	7.00%	04/28/2025		240	228,916
Alpha AB Bidco BV, Term Loan B (f)	-	07/30/2025	EUR	230	261,937
Altra Industrial Motion Corp., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	10/01/2025		1,069	1,060,019
Clark Equipment Co., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.80%	05/18/2024		1,587	1,571,953
Columbus McKinnon Corp., Term Loan (3 mo. USD LIBOR + 2.50%)	5.30%	01/31/2024		22	21,469
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)(d)	7.25%	08/29/2023		509	509,227
Engineered Machinery Holdings, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	6.05%	07/19/2024		615	598,060
First Lien Incremental Term Loan (1 wk. USD LIBOR + 4.25%)	7.07%	07/19/2024		415	413,261
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	10.06%	07/18/2025		577	569,865
Gardner Denver, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.24%	07/30/2024		1,252	1,253,262
Generac Power Systems, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.26%	05/31/2023		333	330,833
Hamilton Holdco LLC, Term Loan B (3 mo. USD LIBOR + 2.00%)(d)	4.81%	07/02/2025		1,283	1,280,945
MX Holdings US, Inc., Term Loan B-1-C (1 mo. USD LIBOR + 3.00%)	5.49%	07/31/2025		1,163	1,165,899
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)(d)	6.80%	03/08/2025		425	422,484
Rexnord LLC/ RBS Global, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	08/21/2024		49	48,470
Robertshaw US Holding Corp., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)(d)	10.50%	02/28/2026		388	345,648
					10,082,248

Insurance-1.35%
Alliant Holdings Intermediate, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.23%	05/09/2025		426	421,647
AmWINS Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	5.25%	01/25/2024		1,723	1,717,716
FrontDoor, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	5.00%	08/16/2025		312	311,293
Hub International Ltd., Term Loan (3 mo. USD LIBOR + 2.75%)	5.52%	04/25/2025		2,904	2,881,865
USI, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.80%	05/16/2024		3,375	3,349,883
					8,682,404

Leisure Goods, Activities & Movies-3.83%
Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	4.99%	02/01/2024		7,242	7,115,099
AMC Entertainment, Inc.
Term Loan (1 mo. USD LIBOR + 2.25%)	4.74%	12/15/2022		4	3,853
Term Loan (f)	-	12/15/2023		244	242,855
Ancestry.com Operations, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	10/19/2023		770	768,155
Callaway Golf Co., Term Loan (3 mo. USD LIBOR + 4.50%)(f)	-	01/07/2026		390	392,971
Cinemark USA, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.25%	03/31/2025		127	126,231
Crown Finance US, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	02/28/2025		5,288	5,262,463
CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.27%	11/08/2023		1,111	1,053,409
Dorna Sports, S.L., Term Loan B-2 (6mo. USD LIBOR + 3.00%)	5.88%	04/12/2024		683	667,854
Equinox Holdings, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.49%	09/06/2024		132	133,272
Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.49%	03/08/2024		1	996
Fitness International, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.74%	04/18/2025		1,530	1,524,725
Invictus Media S.L.U. (Spain)
Term Loan B-1 (6mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	475	541,930
Term Loan B-2 (6mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	285	324,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                        Invesco Senior Loan Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Leisure Goods, Activities & Movies-(continued)
Lakeland Tours, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.79%	12/15/2024		$754	$748,864
Orbiter International S.a.r.l. (Luxembourg), Term Loan B-2 (3 mo. CHF LIBOR + 4.25%) (Acquired 07/27/2017; Cost $366,999)	4.25%	07/11/2024	CHF	369	366,561
Sabre GLBL, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	02/22/2024		113	112,790
Shutterfly, Inc.
Term Loan (1 mo. USD LIBOR + 2.75%)	5.25%	08/17/2024		816	809,520
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.99%	08/17/2024		456	449,323
SSH Group Holdings, Inc.
First Lien Term Loan (2 mo. USD LIBOR + 4.25%)	6.90%	07/30/2025		484	479,275
Second Lien Term Loan (2 mo. USD LIBOR + 8.25%)(d)	10.90%	07/30/2026		215	216,346
UFC Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	08/18/2023		3,183	3,190,530
					24,531,886

Lodging & Casinos-4.31%
AMCP Clean Acquisition Co., LLC
Term Loan (3 mo. USD LIBOR + 4.25%)	7.06%	06/16/2025		554	545,940
Delayed Draw Term Loan (e)	7.15%	06/16/2025		134	131,684
B&B Hotels SAS, Term Loan B (3 mo. EURIBOR + 3.00%)	3.00%	03/14/2023	EUR	1,024	1,154,342
Belmond Interfin Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	07/03/2024		440	440,242
Boyd Gaming Corp., Term Loan B (1 wk. USD LIBOR + 2.50%)	4.67%	09/15/2023		102	102,145
Caesars Resort Collection, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	5.24%	12/22/2024		7,725	7,713,415
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.74%	04/18/2024		570	567,036
Las Vegas Sands, LLC/Venetian Casino Resort, LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	4.24%	03/27/2025		11	11,240
Penn National Gaming, Inc., Incremental Term Loan B-1 (3 mo. USD LIBOR + 2.25%)	4.84%	10/15/2025		746	744,357
Scientific Games International, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	5.31%	08/14/2024		5,560	5,519,917
Stars Group (US) Co-Borrower, LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	6.31%	07/10/2025		5,443	5,452,704
Station Casinos LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	5.00%	06/08/2023		2,556	2,549,059
Twin River Management Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	6.30%	07/10/2020		2,510	2,514,769
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.48%	12/20/2024		150	148,960
Wyndham Hotels & Resorts, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)(f)	-	05/30/2025		71	70,382
					27,666,192

Nonferrous Metals & Minerals-0.62%
American Rock Salt Co. LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	03/21/2025		593	592,835
Covia Holdings Corp., Term Loan (3 mo. USD LIBOR + 3.75%)	6.55%	06/01/2025		1,989	1,735,995
Form Technologies LLC
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.77%	01/28/2022		433	427,631
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(d)	11.31%	01/30/2023		15	14,891
U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	6.50%	05/01/2025		715	680,837
US Salt, LLC, Term Loan (d)(f)	-	01/16/2026		535	536,187
					3,988,376

Oil & Gas-7.22%
BCP Raptor, LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	6.88%	06/24/2024		1,433	1,374,400
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	6.25%	10/31/2024		4	4,068
Brazos Delaware II, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	6.48%	05/21/2025		1,205	1,159,417
Bronco Midstream Funding, LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	08/14/2023		263	262,772
California Resources Corp.
Term Loan (1 mo. USD LIBOR + 10.38%)	12.87%	12/31/2021		892	939,063
Term Loan (1 mo. USD LIBOR + 4.75%)	7.24%	12/31/2022		1,418	1,400,787
Centurion Pipeline Co., LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	6.05%	09/29/2025		397	397,611
Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	10.01%	03/06/2023		1,958	1,937,509
Delek US Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.75%	03/31/2025		850	841,624

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                        Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Oil & Gas-(continued)
Encino Acquisition Partners Holdings, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(d)	9.24%	10/29/2025	$779	$759,532
Fieldwood Energy LLC
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.75%	04/11/2023	2,706	2,214,498
First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	7.74%	04/11/2022	1,583	1,448,582
Revolver Loan (d)(e)	0.00%	04/11/2021	9,736	9,638,157
Glass Mountain Pipeline Holdings, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	7.00%	12/23/2024	1,030	1,005,367
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	7.87%	08/25/2023	3,271	2,641,093
HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	8.75%	07/02/2023	1,194	1,183,543
Lucid Energy Group II Borrower, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	02/17/2025	933	874,809
McDermott Technology (Americas), Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.49%	05/12/2025	2,694	2,599,545
Medallion Midland Acquisition, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	10/30/2024	789	770,019
Moda Ingleside Energy Center LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	09/29/2025	374	374,492
Navitas Midstream Midland Basin, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	12/13/2024	1,192	1,136,558
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 5.50%)(d)	8.30%	07/31/2020	2,075	1,877,660
Paragon Offshore Finance Co. (Cayman Islands), Term Loan (Acquired 07/11/2014; Cost $9,600)(d)(h)	0.00%	07/16/2021	10	0
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	5.31%	03/19/2021	3,127	3,022,828
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	8.80%	02/21/2021	6,293	5,279,604
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	7.05%	08/04/2021	1,031	931,633
Tribune Resources, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)	9.02%	03/30/2023	533	534,302
Weatherford International Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 1.43%)	3.93%	07/13/2020	1,724	1,693,417
				46,302,890

Publishing-1.36%
Adtalem Global Education, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.49%	04/11/2025	567	565,980
Ascend Learning, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	07/12/2024	1,010	1,001,980
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.74%	06/07/2023	2,717	2,519,342
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)	8.00%	06/01/2022	13	13,161
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.52%	10/04/2023	78	77,650
Southern Graphics, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.79%	12/31/2022	1,114	1,014,255
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	5.49%	01/27/2024	3,492	3,496,369
				8,688,737

Radio & Television-1.65%
Gray Television, Inc.
Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.77%	02/07/2024	62	61,531
Term Loan C (1 mo. USD LIBOR + 2.50%)(f)	-	01/02/2026	2,400	2,397,444
iHeartCommunications, Inc.
Term Loan D (h)	0.00%	01/30/2020	8,753	6,174,472
Term Loan E (h)	0.00%	07/30/2019	902	636,195
Mission Broadcasting, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.76%	01/17/2024	114	112,707
NEP/NCP HoldCo, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.49%	10/19/2026	559	548,952
Nexstar Broadcasting, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.74%	01/17/2024	629	622,273
				10,553,574

Retailers (except Food & Drug)-2.17%
Bass Pro Group, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	7.49%	09/25/2024	3,014	3,012,763
Claire’s Stores, Inc.
Revolver Loan (3 mo. USD LIBOR + 3.50%)(d)	6.31%	10/12/2022	21	21,155
Term Loan (6mo. USD LIBOR + 7.25%)	9.94%	09/15/2038	70	108,128
Fossil Group, Inc., Term Loan (1 wk. USD LIBOR + 8.00%)	10.42%	12/31/2020	300	300,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                        Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Retailers (except Food & Drug)-(continued)
Fullbeauty Brands Holdings Corp. Term Loan (3 mo. USD LIBOR + 10.00%)	12.74%	02/07/2022		$285	$287,322
First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	11.74%	10/14/2022		2,033	680,996
National Vision, Inc. Revolver Loan (d)(e)	0.00%	03/13/2019		1,250	1,149,948
First Lien Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	11/20/2024		320	319,404
Payless, Inc. Term Loan A-1 (i)	10.78%	02/10/2022		873	432,174
Term Loan A-2 (i)	11.78%	08/10/2022		1,639	483,456
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.99%	01/26/2023		3,455	2,716,691
Savers, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.52%	07/09/2019		3,637	3,465,882
Vivarte (France), PIK Term Loan, 7.00% PIK Rate, 4.00% Cash Rate (Acquired 01/06/2016-10/30/2017; Cost $1,493,906)(g)	7.00%	10/29/2019	EUR	1,178	922,330
					13,900,671

Surface Transport-1.29%
Commercial Barge Line Co., First Lien Term Loan (1 mo. USD LIBOR + 8.75%)	11.25%	11/12/2020		1,343	933,053
Kenan Advantage Group, Inc. Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	07/29/2022		541	532,528
Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	07/29/2022		2,198	2,165,417
Odyssey Logistics & Technology Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.49%	10/12/2024		364	362,153
PODS LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	5.27%	12/06/2024		2,714	2,704,979
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.74%	06/26/2021		1,663	1,605,691
					8,303,821

Telecommunications-9.69%
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.24%	01/31/2025		7,532	7,428,238
Colorado Buyer, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	05/01/2024		1,306	1,292,071
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.49%	10/24/2022		2,618	2,424,724
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.50%	10/04/2023		4,462	4,358,825
Frontier Communications Corp. Term Loan (1 mo. USD LIBOR + 2.75%)	5.25%	03/31/2021		1,734	1,716,807
Term Loan (1 mo. USD LIBOR + 4.88%)	7.38%	10/12/2021		1,147	1,141,091
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	05/16/2024		368	365,231
Intelsat Jackson Holdings S.A. (Luxembourg) Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	6.23%	11/27/2023		1,039	1,040,385
Term Loan B-5	6.63%	01/02/2024		1,783	1,808,889
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.73%	02/22/2024		6,316	6,302,720
Lumentum Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)(d)	4.99%	12/10/2025		658	656,732
MTN Infrastructure TopCo, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	11/15/2024		1,994	1,986,525
Odyssey Investissement S.A.S., Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	04/25/2025	EUR	770	877,615
Radiate Holdco, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	02/01/2024		2,390	2,381,126
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.50%	04/11/2025		848	841,078
Sprint Communications, Inc. Term Loan (1 mo. USD LIBOR + 2.50%)	5.00%	02/02/2024		7,900	7,817,341
Term Loan (1 mo. USD LIBOR + 3.00%)	5.50%	02/02/2024		2,950	2,923,082
Syniverse Holdings, Inc., Term Loan C (1 mo. USD LIBOR + 5.00%)	7.49%	03/09/2023		2,247	2,130,578
Telesat LLC, Term Loan B-4 (3 mo. USD LIBOR + 2.50%)	5.31%	11/17/2023		6,292	6,289,659
U.S. TelePacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	7.81%	05/02/2023		2,726	2,683,829
Windstream Services, LLC Term Loan B-6 (1 mo. USD LIBOR + 4.00%)(h)	8.49%	03/29/2021		4,652	4,522,956
Term Loan B-7 (1 mo. USD LIBOR + 3.25%)(h)	5.74%	02/17/2024		1,115	1,069,335

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                        Invesco Senior Loan Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Telecommunications-(continued)
Zayo Group, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	4.49%	01/19/2021		$62	$61,546
					62,120,383

Utilities-6.23%
AES Corp. (The), Term Loan (3 mo. USD LIBOR + 1.75%)	4.38%	05/24/2022		82	81,837
AI Alpine AT BidCo GmbH (Austria) Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	10/25/2025	EUR	313	353,386
Term Loan B (3 mo. USD LIBOR + 3.25%)(d)	5.99%	10/25/2025		11	10,922
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	05/27/2022		688	688,340
Brookfield WEC Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.25%	08/03/2026		632	634,978
Calpine Construction Finance Co., L.P., Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	01/15/2025		124	122,698
Calpine Corp. Term Loan (3 mo. USD LIBOR + 2.50%)	5.31%	01/15/2023		4,065	4,053,420
Term Loan (3 mo. USD LIBOR + 2.50%)	5.31%	05/31/2023		2,922	2,910,954
Term Loan (3 mo. USD LIBOR + 2.50%)	5.31%	01/15/2024		3,887	3,870,699
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	10/02/2023		2,036	2,027,797
Granite Acquisition, Inc. First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	6.30%	12/17/2021		2,491	2,494,388
First Lien Term Loan C (3 mo. USD LIBOR + 3.50%)	6.30%	12/17/2021		319	319,932
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	10.06%	12/19/2022		558	557,642
Lightstone Holdco LLC Term Loan B (1 mo. USD LIBOR + 3.75%)	6.24%	01/30/2024		3,475	3,411,972
Term Loan C (1 mo. USD LIBOR + 3.75%)	6.24%	01/30/2024		192	188,104
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.74%	05/16/2024		1,397	1,397,118
NRG Energy, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.24%	06/30/2023		1,242	1,238,791
Pacific Gas and Electric Co. Delayed Draw Term Loan (e)	0.00%	01/29/2020		649	648,763
Term Loan (e)	0.00%	12/31/2020		1,948	1,946,288
PowerTeam Services, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	6.07%	03/06/2025		567	545,508
Revere Power, LLC Term Loan B (f)	-	02/01/2026		770	764,640
Term Loan C (f)	-	02/01/2026		121	120,281
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	6.00%	12/02/2021		332	318,381
Vistra Operations Co. LLC Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	08/04/2023		5,913	5,902,768
Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	12/31/2025		5,364	5,347,878
					39,957,485
Total Variable Rate Senior Loan Interests (Cost $682,391,772)					664,367,534

				Shares

Common Stocks & Other Equity Interests-8.93%(j)

Aerospace & Defense-0.75%
IAP Worldwide Services (Acquired 07/18/2014-03/16/2018; Cost $446,121)(d)(k)				295	4,838,860

Automotive-0.07%
ThermaSys Corp.(d)				676,996	203,099
Transtar Holding Co., Class A(d)(k)				2,935,894	220,192
					423,291

Building & Development-0.12%
Five Point Holdings LLC, Class A(k)				98,198	768,890
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/2010; Cost $7,938,060)(d)(k)				780	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                        Invesco Senior Loan Fund

	Shares	Value
Building & Development-(continued)
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/2010; Cost $93,975)(d)(k)	9	$0
		768,890

Business Equipment & Services-0.02%
Checkout Holding Corp.(d)(k)	6,741	151,672

Chemicals & Plastics-0.00%
Lyondell Chemical Co., Class A	142	12,144

Conglomerates-0.04%
Euramax International, Inc. (Acquired 07/09/2009; Cost $3,529,067)(d)(k)	3,272	278,137

Drugs-0.00%
BPA Laboratories, Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(d)(k)	7,160	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(d)(k)	11,479	0
		0

Financial Intermediaries-0.00%
RJO Holdings Corp.(d)(k)	2,851	2,852
RJO Holdings Corp., Class A(d)(k)	2,314	2,545
RJO Holdings Corp., Class B(d)(k)	3,000	30
		5,427

Health Care-0.00%
New Millennium Holdco(k)	136,135	13,341

Lodging & Casinos-3.82%
Caesars Entertainment Operating Co., LLC(k)	35,315	304,415
Twin River Management Group, Inc.(k)	189,050	24,198,400
		24,502,815

Oil & Gas-1.30%
AF Global, Inc. (Acquired 06/08/2017; Cost $31,625)(d)(k)	498	27,888
CJ Holding Co.(k)	27,250	470,608
Fieldwood Energy LLC(k)	23,827	806,151
HGIM Corp.(d)(k)	2,553	93,185
HGIM Corp., Wts. expiring 07/02/2043(d)(k)	11,411	416,502
Pacific Drilling S.A.(k)	122,734	1,877,830
Paragon Offshore Finance Co., Class A (Cayman Islands)(k)	2,645	2,728
Paragon Offshore Finance Co., Class B (Cayman Islands)(k)	1,323	48,620
Samson Investment Co.(k)	84,254	1,906,247
Transocean Ltd.(k)	191,873	1,567,602
Tribune Resources, Inc., First Lien Wts. expiring 04/03/2023 (Acquired 04/03/2018; Cost $8,198)(d)(k)	99,132	2,974
Tribune Resources, Inc.(k)	382,888	1,097,548
		8,317,883

Publishing-1.18%
Affiliated Media, Inc., Class B (Acquired 10/03/2007; Cost $5,259,391)(k)	81,915	1,474,472
Cygnus Business Media, Inc. (Acquired 07/19/2004; Cost $1,793,148)(d)(k)(l)	8,426	0
F&W Publications, Inc. (Acquired 06/09/2010; Cost $23,348)(d)(k)	18,385	11,031
MC Communications, LLC (Acquired 07/02/2009; Cost $0)(d)(k)	739,818	0
Merrill Communications LLC, Class A (Acquired 03/08/2013; Cost $751,378)(k)	326,686	6,043,691
Tribune Publishing Co.(k)	4,756	57,358
		7,586,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                        Invesco Senior Loan Fund

	Shares	Value
Retailers (except Food & Drug)-0.10%
Claire’s Stores, Inc.	446	$351,597
Payless, Inc.(k)	83,461	271,248
		622,845

Telecommunications-0.01%
CTM Media Holdings Inc.	1,270	37,465
Goodman Networks, Inc.(d)(k)	117,618	0
		37,465

Utilities-1.52%
Vistra Operations Co. LLC	357,798	9,317,060
Vistra Operations Co. LLC, Rts. expiring 12/31/2046(k)	357,798	267,991
Vistra Operations Co. LLC (Acquired 10/03/2016; Cost $275,358)(d)(k)	585,868	146,467
		9,731,518
Total Common Stocks & Other Equity Interests (Cost $52,074,293)		57,290,840

	Interest Rate	Maturity Date	Principal Amount (000)(a)
U.S. Dollar Denominated Bonds & Notes-7.18%
Aerospace & Defense-1.03%
TransDigm, Inc. Sr. Sec. Notes(m)	6.25%	03/15/2026	$6,446	6,623,265
Air Transport-0.33%
Mesa Airlines, Inc. Class B	5.75%	07/15/2025	2,158	2,143,854
Automotive-0.16%
Schaeffler AG (Germany)(m)	4.12%	09/15/2021	271	269,645
Schaeffler AG (Germany)(m)	4.75%	09/15/2026	833	774,440
				1,044,085

Business Equipment & Services-0.08%
Dun & Bradstreet Corp. (The)(m)	6.88%	08/15/2026	490	492,614
Cable & Satellite Television-2.06%
Altice Financing S.A. Sr. Sec. Gtd. First Lien Bonds (Luxembourg)(m)	7.50%	05/15/2026	3,966	3,847,020
Altice Financing S.A. Sr. Sec. Gtd. First Lien Notes (Luxembourg)(m)	6.63%	02/15/2023	520	535,595
CSC Holdings, LLC Sr. Unsec. Deb.(m)	5.50%	05/15/2026	5,666	5,765,155
Numericable-SFR S.A. (France)(m)	8.12%	02/01/2027	832	838,240
Numericable-SFR S.A. Sr. Sec. Gtd. First Lien Notes (France)(m)	7.37%	05/01/2026	1,689	1,665,134
Virgin Media Bristol LLC Sr. Sec. Gtd. First Lien Notes (United Kingdom)(m)	5.50%	08/15/2026	554	552,615
				13,203,759

Chemicals & Plastics-0.23%
Alpha US Bidco, Inc. (Germany)(m)	8.75%	06/01/2023	526	506,275
Avantor, Inc.(m)	6.00%	10/01/2024	963	984,668
				1,490,943

Containers & Glass Products-0.46%
Ardagh Glass Finance PLC (Ireland)(m)	4.25%	09/15/2022	504	504,353
Ardagh Glass Finance PLC (Ireland)(m)	4.62%	05/15/2023	852	860,520
Reynolds Group Holdings, Inc. (3 mo. USD LIBOR + 3.50%)(m)(n)	6.29%	07/15/2021	969	977,478
Reynolds Group Holdings, Inc. Sr. Sec. Gtd. First Lien Global Notes	5.75%	10/15/2020	576	577,521
				2,919,872

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                        Invesco Senior Loan Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Electronics & Electrical-1.06%
Blackboard, Inc.(m)	9.75%	10/15/2021		$2,907	$2,136,645
CommScope, Inc. Sr. Sec. Notes(m)	6.00%	03/01/2026		2,555	2,622,069
CommScope, Inc. Unsec. Notes(m)	8.25%	03/01/2027		781	812,279
Dell International LLC/EMC Corp. Sr. Sec. Gtd. First Lien Notes(m)	5.45%	06/15/2023		720	757,143
Riverbed Technology, Inc.(m)	8.87%	03/01/2023		664	466,367
					6,794,503

Health Care-0.56%
Community Health Systems, Inc. Sr. Sec. Notes(m)	8.00%	03/15/2026		3,606	3,558,509
Industrial Equipment-0.02%
Altra Industrial Motion Corp. Sr. Unsec. Gtd. Notes(m)	6.13%	10/01/2026		94	96,350
Lodging & Casinos-0.13%
ESH Hospitality, Inc.(m)	5.25%	05/01/2025		755	753,112
VICI Properties 1 LLC	8.00%	10/15/2023		86	94,798
					847,910

Nonferrous Metals & Minerals-0.34%
TiZir Ltd. (United Kingdom)(m)	9.50%	07/19/2022		2,114	2,197,254
Oil & Gas-0.01%
Pacific Drilling S.A. Sr. Sec. Bonds(m)	8.38%	10/01/2023		48	48,360
Publishing-0.04%
Clear Channel Worldwide Holdings, Inc. Unsec. Sub. Gtd. Notes(m)	9.25%	02/15/2024		262	275,428
Radio & Television-0.39%
Clear Channel International B.V.(m)	8.75%	12/15/2020		2,436	2,506,035
Retailers (except Food & Drug)-0.00%
Claire’s Stores, Inc.	6.13%	03/15/2020		780	0
Telecommunications-0.24%
Communications Sales & Leasing, Inc.(m)	6.00%	04/15/2023		623	579,390
Goodman Networks, Inc.	8.00%	05/11/2022		1,870	962,842
Windstream Services, LLC(h)(m)	9.00%	06/30/2025		18	10,890
					1,553,122

Utilities-0.04%
Calpine Corp.(m)	5.25%	06/01/2026		241	236,783
Total U.S. Dollar Denominated Bonds & Notes (Cost $49,924,877)					46,032,646

Non-U.S. Dollar Denominated Bonds & Notes-1.88%
Automotive-0.15%
Federal-Mogul Holdings Corp.	5.00%	07/15/2024	EUR	173	206,757
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(n)	4.88%	04/15/2024	EUR	641	737,461
					944,218

Building & Development-0.10%
Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(n)	5.13%	11/15/2022	EUR	100	105,591
LSF10 Wolverine Investment SCA (Denmark)	5.00%	03/15/2024	EUR	112	128,017
LSF10 Wolverine Investment SCA (Denmark) (3 mo. EURIBOR + 4.63%)(n)	4.63%	03/15/2024	EUR	381	434,560
					668,168

Business Equipment & Services-0.29%
Dream Secured Bondco AB (Sweden)	3.50%	12/01/2023	EUR	694	802,926
Nexi S.p.A. (Italy) (3 mo. EURIBOR + 3.63%)(n)	3.63%	05/01/2023	EUR	942	1,080,906
					1,883,832

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                        Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Cable & Satellite Television-0.23%
Altice Financing S.A. (Luxembourg)	4.75%	01/15/2028	EUR	542	$524,868
Altice France S.A. (France)	5.88%	02/01/2027	EUR	814	949,075
					1,473,943

Containers & Glass Products-0.03%
Ardagh Glass Finance PLC (Luxembourg)	6.63%	09/15/2023	EUR	142	163,981
Financial Intermediaries-0.40%
AnaCap Financial Europe S.A. SICAV-RAIF (Luxembourg) (3 mo. EURIBOR + 5.00%)(n)	5.00%	08/01/2024	EUR	200	179,205
Cabot Financial S.A. (United Kingdom) (3 mo. EURIBOR + 5.88%)(n)	5.88%	11/15/2021	EUR	132	149,701
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 3.50%)(n)	3.50%	09/01/2023	EUR	467	429,449
Garfunkelux Holdco 3 S.A. REGS, Sr. Sec. Gtd. First Lien Euro Notes (Luxembourg)(m)	8.50%	11/01/2022	GBP	519	605,557
Nemean Bondco PLC (Jersey)	7.37%	02/01/2024	GBP	261	327,438
Nemean Bondco PLC (Jersey) (3 mo. GBP LIBOR + 6.50%)(n)	7.41%	02/01/2023	GBP	691	854,301
					2,545,651

Health Care-0.13%
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(n)	6.87%	08/15/2022	GBP	750	833,113
Home Furnishings-0.39%
International Design Group S.p.A. REGS, Sr. Sec. Bonds (Italy) (3 mo. EURIBOR + 6.00%)(m)(n)	6.00%	11/15/2025	EUR	265	293,888
International Design Group S.p.A. REGS, Sr. Sec. Bonds (Italy) (3 mo. EURIBOR + 6.50%)(m)(n)	6.50%	11/15/2025	EUR	212	238,545
Shop Direct Funding PLC (United Kingdom)	7.75%	11/15/2022	GBP	1,634	1,947,665
					2,480,098

Lodging & Casinos-0.16%
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(n)	5.74%	05/15/2023	GBP	800	1,054,172
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $12,676,250)					12,047,176

Structured Products-0.50%
Clontarf Park CLO, Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)(m)(n)	5.10%	08/05/2030	EUR	136	143,025
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class D (3 mo. USD LIBOR + 5.10%)(m)(n)	7.87%	10/25/2028		$1,220	1,202,054
OCP Euro CLO, Series 2017-2, Class E (3 mo. EURIBOR + 5.00%)(m)(n)	5.00%	01/15/2032	EUR	153	164,893
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.85%)(m)(n)	7.64%	04/15/2026		$1,741	1,688,835
Total Structured Products (Cost $3,166,420)					3,198,807

			Shares
Preferred Stocks-0.05%(j)
Automotive-0.02%
ThermaSys Corp., Series A(d)				144,220	116,097

Financial Intermediaries-0.00%
RJO Holdings Corp., Series A-2 (Acquired 12/10/2010; Cost $0)(d)				584	5,840

Retailers (except Food & Drug)-0.00%
Claire’s Stores, Inc.				118	19,175
Vivarte (France) (Acquired 01/12/2018; Cost $0)(d)				7,780	0
Vivarte (France), Class A Preference Shares (Acquired 01/12/2018; Cost $0)(d)				259	0
Vivarte (France), Class B Preference Shares (Acquired 01/12/2018; Cost $0)(d)				259	0
					19,175

Telecommunications-0.02%
Goodman Networks, Inc., Series A-1 (Acquired 05/31/2017; Cost $1,399)(d)				139,938	104,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                        Invesco Senior Loan Fund

	Shares	Value
Utilities-0.01%
Genie Energy Ltd., 7.50% Pfd.	7,632	$61,819
Total Preferred Stocks (Cost $388,061)		307,885
TOTAL INVESTMENTS IN SECURITIES(o)-122.12% (Cost $800,621,673)		783,244,888
BORROWINGS-(24.95)%		(160,000,000)
OTHER ASSETS LESS LIABILITIES-2.83%		18,137,611
NET ASSETS-100.00%		$641,382,499

Investment Abbreviations:

CHF	- Swiss Franc
CLO	- Collateralized Loan Obligation
Deb.	- Debentures
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
Gtd.	- Guaranteed
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
REGS	- Regulation S
Rts.	- Rights
Sec.	- Secured
Sr.	- Senior
Sub.	- Subordinated
Unsec.	- Unsecured
USD	- U.S. Dollar
Wts.	- Warrants

Notes to Schedule of Investment

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)

All or a portion of this holding is subject to unfunded loan commitments. The state interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 9.

(f)	This variable rate interest will settle after February 28, 2019, at which time the interest rate will be determined.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	The borrower has filed for protection in federal bankruptcy court.
(i)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2019 was $915,630, which represented less than 1% of the Fund’s Net Assets.

(j)	Acquired as part of a bankruptcy restructuring
(k)	Non-income producing security.
(l)

Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of February 28, 2019 represented less than 1% of the Fund’s Net Assets. See Note 5.

(m)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $46,590,428, which represented 7.26% of the Fund’s Net Assets.

(n)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(o)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

Open Forward Foreign Currency Contracts
						Unrealized Appreciation (Depreciation)
Settlement Date		Contract to
	Counterparty		Deliver		Receive
Currency Risk
03/15/2019	Bank of America Merrill Lynch	USD	6,062,632	EUR	5,358,996	$38,560
03/15/2019	Barclays Bank PLC	EUR	5,636,427	USD	6,497,481	80,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                        Invesco Senior Loan Fund

Open Forward Foreign Currency Contracts–(continued)
						Unrealized Appreciation (Depreciation)
Settlement Date		Contract to
	Counterparty	Deliver		Receive
03/15/2019	Barclays Bank PLC	USD	3,068,162	GBP	2,383,213	$94,590
03/15/2019	Citibank, N.A.	EUR	5,636,427	USD	6,498,462	81,416
03/15/2019	Citibank, N.A.	USD	508,144	GBP	390,958	10,695
03/15/2019	Goldman Sachs International	EUR	5,636,427	USD	6,497,989	80,943
03/15/2019	Goldman Sachs International	USD	6,066,089	EUR	5,358,996	35,104
03/15/2019	J.P. Morgan Chase Bank, N.A.	CHF	375,615	USD	383,776	7,038
03/15/2019	J.P. Morgan Chase Bank, N.A.	EUR	5,638,537	USD	6,499,586	80,138
03/15/2019	J.P. Morgan Chase Bank, N.A.	USD	364,378	CHF	366,189	2,905
03/15/2019	J.P. Morgan Chase Bank, N.A.	USD	6,064,131	EUR	5,358,549	36,553
03/15/2019	J.P. Morgan Chase Bank, N.A.	USD	3,044,112	GBP	2,364,732	94,114
03/15/2019	Royal Bank of Canada	USD	6,066,652	EUR	5,358,996	34,541
03/15/2019	State Street Bank & Trust Co.	USD	2,008,129	GBP	1,548,510	46,892
04/15/2019	J.P. Morgan Chase Bank, N.A.	USD	2,592,786	EUR	2,277,498	6,916
Subtotal-Appreciation						730,840

Currency Risk
03/15/2019	Barclays Bank PLC	GBP	2,202,845	USD	2,828,346	(95,041)
03/15/2019	Barclays Bank PLC	USD	9,499	CHF	9,426	(44)
03/15/2019	Citibank, N.A.	GBP	2,204,702	USD	2,829,476	(96,376)
03/15/2019	J.P. Morgan Chase Bank, N.A.	GBP	2,202,845	USD	2,828,109	(95,277)
03/15/2019	Morgan Stanley Capital Services LLC	USD	1,268,981	EUR	1,112,280	(2,656)
03/15/2019	Royal Bank of Canada	GBP	77,020	USD	99,477	(2,736)
04/15/2019	Bank of America Merrill Lynch	EUR	5,357,119	USD	6,077,089	(37,915)
04/15/2019	Barclays Bank PLC	GBP	2,392,059	USD	3,084,676	(94,855)
04/15/2019	Citibank, N.A.	GBP	50,281	USD	66,823	(11)
04/15/2019	Goldman Sachs International	EUR	5,364,223	USD	6,088,568	(34,545)
04/15/2019	J.P. Morgan Chase Bank, N.A.	CHF	365,540	USD	364,861	(2,846)
04/15/2019	J.P. Morgan Chase Bank, N.A.	EUR	5,356,672	USD	6,078,644	(35,850)
04/15/2019	J.P. Morgan Chase Bank, N.A.	GBP	2,386,378	USD	3,077,089	(94,890)
04/15/2019	Royal Bank of Canada	EUR	5,357,119	USD	6,081,165	(33,839)
Subtotal-Depreciation						(626,881)
Total Forward Foreign Currency Contracts						$103,959

Abbreviations:

CHF	-Swiss Franc
EUR	-Euro
GBP	-British Pound Sterling
USD	-U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                        Invesco Senior Loan Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:

Investments in securities, at value (Cost $798,828,525)	$783,244,888
Investments in affiliates, at value (Cost $1,793,148)	0

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	730,840
Cash	36,572,921
Foreign currencies, at value (Cost $584,553)	586,638
Receivable for:
Investments sold	50,071,839
Interest	4,502,715
Investments matured, at value (Cost $26,788,126)	532,709
Investment for trustee deferred compensation and retirement plans	41,482
Other assets	80,223
Total assets	876,364,255

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	626,881
Payable for:
Borrowings	160,000,000
Investments purchased	54,575,645
Dividends	970,991
Accrued fees to affiliates	205,542
Accrued interest expense	413,443
Accrued trustees’ and officers’ fees and benefits	4,182
Accrued other operating expenses	830,336
Trustee deferred compensation and retirement plans	93,295
Unfunded loan commitments	17,261,441
Total liabilities	234,981,756
Net assets applicable to shares outstanding	$641,382,499

Net assets consist of:
Shares of beneficial interest	$865,582,168
Distributable earnings	(224,199,669)
$641,382,499

Net Assets:
Class A	$90,789,121
Class C	$77,950,944
Class Y	$2,893,856
Class IB	$432,894,183
Class IC	$36,854,395

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	13,726,894
Class C	11,755,926
Class Y	437,607
Class IB	65,442,012
Class IC	5,571,874
Class A:
Net asset value per share	$6.61
Maximum offering price per share (Net asset value of $6.61 ÷ 96.75%)	$6.83
Class C:
Net asset value and offering price per share	$6.63
Class Y:
Net asset value and offering price per share	$6.61
Class IB:
Net asset value and offering price per share	$6.61
Class IC:
Net asset value and offering price per share	$6.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                        Invesco Senior Loan Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:
Interest (net of foreign withholding taxes of $(20,739))	$46,384,907
Dividends	87,647
Other income	191,361
Total investment income	46,663,915

Expenses:
Advisory fees	6,163,163
Administrative services fees	1,739,166
Custodian fees	369,831
Distribution fees:
Class A	254,892
Class C	880,470
Class IC	59,133
Interest, facilities and maintenance fees	5,216,534
Transfer agent fees	743,060
Trustees’ and officers’ fees and benefits	28,915
Registration and filing fees	70,451
Reports to shareholders	813,677
Professional services fees	180,547
Other	80,288
Total expenses	16,600,127
Less: Expense offset arrangement(s)	(5,452)
Net expenses	16,594,675
Net investment income	30,069,240

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,048,745)
Foreign currencies	(351,338)
Forward foreign currency contracts	2,924,789
(475,294)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(8,332,727)
Foreign currencies	168,665
Forward foreign currency contracts	661,888
(7,502,174)
Net realized and unrealized gain (loss)	(7,977,468)
Net increase in net assets resulting from operations	$22,091,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                        Invesco Senior Loan Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018
Operations:
Net investment income	$30,069,240	$31,307,479
Net realized gain (loss)	(475,294)	(6,101,182)
Change in net unrealized appreciation (depreciation)	(7,502,174)	11,617,304
Net increase in net assets resulting from operations	22,091,772	36,823,601

Distributions to shareholders from distributable earnings(1):
Class A	(4,804,669)	(4,610,171)
Class B	-	(44,741)
Class C	(3,430,385)	(3,402,789)
Class Y	(140,453)	(92,948)
Class IB	(23,154,842)	(21,853,885)
Class IC	(1,907,818)	(1,783,866)
Total distributions to shareholders from distributable earnings	(33,438,167)	(31,788,400)

Return of capital:
Class A	-	(181,886)
Class B	-	(1,929)
Class C	-	(164,636)
Class Y	-	(3,457)
Class IB	-	(810,162)
Class IC	-	(68,500)
Total return of capital	-	(1,230,570)

Share transactions-net:
Class A	(16,314,659)	(13,292,398)
Class B	-	(1,636,984)
Class C	(16,468,097)	(22,251,249)
Class Y	776,753	114,263
Class IB	(50,975,389)	(64,226,654)
Class IC	(4,477,477)	(4,906,593)
Net increase (decrease) in net assets resulting from share transactions	(87,458,869)	(106,199,615)
Net increase (decrease) in net assets	(98,805,264)	(102,394,984)

Net assets:
Beginning of year	740,187,763	842,582,747
End of year	$641,382,499	$740,187,763

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                        Invesco Senior Loan Fund

Statement of Cash Flows

For the year ended February 28, 2019

Cash provided by operating activities:
Net increase in net assets resulting from operations	$22,091,772

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(480,041,194)
Proceeds from sales of investments	585,614,274
Purchases of short-term investments, net	(2,563,656)
Accretion of discount on investment securities	(1,614,036)
Decrease in receivables and other assets	801,436
Increase in accrued expenses and other payables	348,642
Net realized loss from investment securities	3,048,745
Net change in unrealized depreciation on investment securities	8,332,727
Net change in unrealized appreciation of forward foreign currency contracts	(661,888)
Net cash provided by operating activities	135,356,822

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(15,649,400)
Proceeds from shares of beneficial interest sold	13,870,885
Proceeds from borrowings	40,000,000
Repayment of borrowings	(50,000,000)
Disbursements from shares of beneficial interest reacquired	(119,165,978)
Net cash provided by (used in) financing activities	(130,944,493)
Net increase in cash and cash equivalents	4,412,329
Cash and cash equivalents at beginning of period	32,747,230
Cash and cash equivalents at end of period	$37,159,559

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$17,998,203

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$4,856,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                        Invesco Senior Loan Fund

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco Senior Loan Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in adjustable rate senior loans. The Fund invests primarily in adjustable rate senior loans (“Senior Loans”). Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The Fund continuously offers Class A, Class C and Class Y shares. The Fund also has outstanding Class IB and Class IC shares which are not continuously offered. Each class of shares differs in its initial sales load, contingent deferred sales charges (“CDSC”), the allocation of class-specific expenses and voting rights on matters affecting a single class. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

35                        Invesco Senior Loan Fund

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.	Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified

36                        Invesco Senior Loan Fund

against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.

Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit

37                        Invesco Senior Loan Fund

risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

P.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the NAV of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.90%
Next $1 billion	0.85%
Next $1 billion	0.825%
Next $500 million	0.80%
Over $3 billion	0.775%

For the year ended February 28, 2019, the effective advisory fees incurred by the Fund was 0.89%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Fund has entered into an administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs related to monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund’s portfolio and providing certain services to the holders of the Fund’s securities. For the year ended February 28, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the the year ended February 28, 2019, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class IC shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class C shares and up to 0.15% (0.25% maximum) of the average daily net assets of Class IC shares. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses. For the year ended February 28, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2019, IDI advised the Fund that IDI retained $3,837 in front-end sales commissions from the sale of Class A shares and $0, $2,801 and $313 from Class A, Class C and Class IC shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

38                        Invesco Senior Loan Fund

Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.
Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended February 28, 2019, there were transfers from Level 2 to Level 3 of $11,551,277 due to third-party vendor quotations utilizing single market quotes and from Level 3 to Level 2 of $13,078,654, due to third-party vendor quotations utilizing more than one market quote.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$-	$617,730,866	$46,636,668	$664,367,534
Common Stocks & Other Equity Interests	14,413,372	36,482,034	6,395,434	57,290,840
U.S. Dollar Denominated Bonds & Notes	-	46,032,646	-	46,032,646
Non-U.S. Dollar Denominated Bonds & Notes	-	12,047,176	-	12,047,176
Structured Products	-	3,198,807	-	3,198,807
Preferred Stocks	61,819	19,175	226,891	307,885
Investments Matured	-	119,417	413,292	532,709
Total Investments in Securities	14,475,191	715,630,121	53,672,285	783,777,597

Other Investments - Assets*
Forward Foreign Currency Contracts	-	730,840	-	730,840

Other Investments - Liabilities*
Forward Foreign Currency Contracts	-	(626,881)	-	(626,881)
Total Other Investments	-	103,959	-	103,959
Total Investments	$14,475,191	$715,734,080	$53,672,285	$783,881,556

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2019:

	Value 02/28/18	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/28/19
Variable Rate Senior Loan Interests	$65,812,750	$22,650,115	$(42,006,033)	$192,979	$299,296	$46,491	$11,245,252	$(11,604,182)	$46,636,668
Common Stocks & Other Equity Interests	6,668,450	4,189,315	-	-	1,653,699	(4,947,583)	306,025	(1,474,472)	6,395,434
Preferred Stocks	215,747	151,015	-	-	-	(139,871)	-	-	226,891
Investments Matured	413,661	27,771	(4,116)	-	(4,492)	(19,532)	-	-	413,292
Total	$73,110,608	$27,018,216	$(42,010,149)	$192,979	$1,948,503	$(5,060,495)	$11,551,277	$(13,078,654)	$53,672,285

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

39                        Invesco Senior Loan Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

Value

Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$ 730,840
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$ 730,840

Value

Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(626,881)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(626,881)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2019.

	Financial Derivative Assets	Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount
Counterparty				Non-Cash	Cash
Bank of America Merrill Lynch	$ 38,560	$ (37,915)	$ 645	$-	$-	$ 645
Barclays Bank PLC	175,025	(189,940)	(14,915)	-	-	(14,915)
Citibank, N.A.	92,111	(96,387)	(4,276)	-	-	(4,276)
Goldman Sachs International	116,047	(34,545)	81,502	-	-	81,502
J.P. Morgan Chase Bank, N.A.	227,664	(228,863)	(1,199)	-	-	(1,199)
Morgan Stanley Capital Services LLC	-	(2,656)	(2,656)	-	-	(2,656)
Royal Bank of Canada	34,541	(36,575)	(2,034)	-	-	(2,034)
State Street Bank & Trust Co.	46,892	-	46,892	-	-	46,892
Total	$730,840	$(626,881)	$103,959	$-	$-	$103,959

Effect of Derivative Investments for the year ended February 28, 2019

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations

Currency Risk
Realized Gain:
Forward foreign currency contracts	$2,924,789
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	661,888
Total	$3,586,677

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$120,605,254

40                        Invesco Senior Loan Fund

NOTE 5–Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the year ended February 28, 2019.

	Value 02/28/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 02/28/19	Dividend Income
Cygnus Business
Media, Inc.,
Common Shares	$0	$-	$-	$-	$-	$0	$-

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,452.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 8–Cash Balances and Borrowings

Effective November 16, 2018, the Fund entered into a $285 million revolving credit and security agreement, which will expire on November 15, 2019. Prior to November 16, 2018, the revolving credit and security agreement was for $325 million. The revolving credit agreement is secured by the assets of the Fund.

During the year ended February 28, 2019, the average daily balance of borrowing under the revolving credit and security agreement was $152,260,274 with a weighted interest rate of 3.46%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9–Unfunded Loan Commitments

As of February 28, 2019, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type		Principal Amount(a)	Value
AMCP Clean Acquisition Co., LLC	Delayed Draw Term Loan		$133,690	$ 131,684
Brightview Landscapes, LLC	First Lien Revolver Loan		417,854	386,515
Carlisle FoodService Products, Inc.	Delayed Draw Term Loan		31,545	30,586
Dentalcorp Perfect Smile ULC	Second Lien Term Loan		155,138	152,811
Fieldwood Energy LLC	Revolver Loan		9,735,513	9,638,157
IAP Worldwide Services	First Lien Term Loan		1,870,435	1,870,435
Mavis Tire Express Services Corp.	Delayed Draw Term Loan		159,289	157,895
National Vision, Inc.	Revolver Loan		1,249,944	1,149,948
Pacific Gas and Electric Co.	Delayed Draw Term Loan		649,250	648,763
Pacific Gas and Electric Co.	Term Loan		1,947,749	1,946,288
Phoenix Guarantor, Inc.	Delayed Draw Term Loan		120,631	119,777
Transtar Holding Co.	Delayed Draw Term Loan		169,960	169,535
Unilabs Diagnostics AB	Revolver Loan	EUR	768,492	859,047
				$17,261,441

(a)	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR - Euro

41                        Invesco Senior Loan Fund

NOTE 10–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018

Ordinary income	$33,438,167	$31,788,400

Return of Capital	-	1,230,570

Total distributions	$33,438,167	$33,018,970

Tax Components of Net Assets at Period-End:

2019

Net unrealized appreciation (depreciation) - investments	$(44,507,950)

Net unrealized appreciation (depreciation) - foreign currencies	(18,190)

Temporary book/tax differences	(86,912)

Capital loss carryforward	(179,355,614)

Late-Year ordinary loss deferral	(231,003)

Shares of beneficial interest	865,582,168

Total net assets	$641,382,499

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization of bond premium, interest accrual on defaulted bonds and forward currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2019, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$794,308	$178,561,306	$179,355,614

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 11–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2019 was $376,083,271 and $542,306,263, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis

Aggregate unrealized appreciation of investments	$39,632,856

Aggregate unrealized (depreciation) of investments	(84,140,806)

Net unrealized appreciation (depreciation) of investments	$(44,507,950)

Cost of investments for tax purposes is $828,389,506.

NOTE 12–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and foreign currencies, on February 28, 2019, undistributed net investment income (loss) was increased by $2,053,258, undistributed net realized gain (loss) was increased by $91,378,055 and shares of beneficial interest was decreased by $93,431,313. This reclassification had no effect on the net assets of the Fund.

NOTE 13–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

42                        Invesco Senior Loan Fund

At the year ended February 28, 2019, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$1,249,944	$1,149,948

NOTE 14–Dividends

The Fund declared the following monthly dividends from net investment income subsequent to February 28, 2019.

Amount Per Share

Share Class	Record Date	Payable March 29, 2019
Class A	Daily	0.0245
Class C	Daily	0.0205
Class Y	Daily	0.0259
Class IB	Daily	0.0259
Class IC	Daily	0.0251

NOTE 15–Repurchase of Shares

The Fund has a policy of making monthly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule 23c-3(b) of the 1940 Act.

The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares; however, the Fund’s present intent for the offers is for not less than 6% (The Board of Trustees may authorize an additional 2%, if necessary, without extending the Repurchase Offers). The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). During the year ended February 28, 2019, the Fund had Repurchase Offers as follows:

Repurchase request deadlines	Percentage of outstanding shares the Fund offered to repurchase	Number of shares tendered (all classes)	Percentage of outstanding shares tendered (all classes)
March 16, 2018	6.0%	1,615,079	1.5%
April 20, 2018	6.0	1,324,563	1.2
May 18, 2018	6.0	1,257,041	1.2
June 15, 2018	6.0	1,294,643	1.2
July 20, 2018	6.0	1,223,198	1.2
August 17, 2018	6.0	1,222,761	1.2
September 21, 2018	6.0	1,600,352	1.5
October 19, 2018	6.0	1,011,098	1.0
November 16, 2018	6.0	1,697,880	1.7
December 21, 2018	6.0	3,242,599	3.2
January 18, 2019	6.0	1,194,088	1.2
February 15, 2019	6.0	1,169,813	1.2

NOTE 16–Share Information

	Summary of Share Activity
	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount
Sold:
Class A	1,118,589	$7,466,148	1,424,258	$ 9,488,031
Class B(b)	-	-	686	4,567
Class C	503,645	3,393,168	595,173	3,979,496
Class Y	185,623	1,242,282	124,307	829,494
Class IB	219,517	1,467,422	213,181	1,422,966
Class IC	17,335	116,010	24,547	163,801

43                        Invesco Senior Loan Fund

	Summary of Share Activity
	Years ended February 28,
	2019(a)		2018
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	360,286	2,388,551	339,450	2,263,445
Class B(b)	-	-	3,315	22,084
Class C	297,330	1,975,735	296,605	1,981,967
Class Y	13,564	89,940	11,069	73,860
Class IB	1,870,458	12,408,288	1,820,834	12,148,982
Class IC	171,272	1,135,689	158,115	1,055,023

Conversion of Class B shares to Class A shares:(c)
Class A	-	-	169,597	1,140,125
Class B	-	-	(169,597)	(1,140,125)

Reacquired:
Class A	(3,955,097)	(26,169,358)	(3,928,137)	(26,183,999)
Class B(b)	-	-	(78,664)	(523,510)
Class C	(3,286,419)	(21,837,000)	(4,225,844)	(28,212,712)
Class Y	(83,123)	(555,469)	(118,556)	(789,091)
Class IB	(9,717,991)	(64,851,099)	(11,664,836)	(77,798,602)
Class IC	(857,992)	(5,729,176)	(919,049)	(6,125,417)
Net increase (decrease) in share activity	(13,143,003)	$(87,458,869)	(15,923,546)	$(106,199,615)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

NOTE 17–Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)	Total borrowings (000’s omitted)	Asset Coverage per $1,000 unit of senior indebtedness (d)
Class A
Year ended 02/28/19	$6.72	$0.28	$(0.10)	$ 0.18	$(0.29)	$ -	$(0.29)	$6.61	3.19	%(e)	$ 90,789	2.46	%(e)(f)	2.46	%(e)(f)	1.71	%(e)(f)	4.25	%(e)(f)	44%	$160,000	$5,009
Year ended 02/28/18	6.68	0.26	0.05	0.31	(0.26)	(0.01)	(0.27)	6.72	4.79	(e)	108,897	2.24	(e)	2.24	(e)	1.73	(e)	3.88	(e)	53	170,000	5,354
Year ended 02/28/17	5.81	0.34	0.86	1.20	(0.32)	(0.01)	(0.33)	6.68	20.97	(e)	121,627	2.06	(e)	2.06	(e)	1.67	(e)	5.34	(e)	73	150,000	6,617
Year ended 02/29/16	6.76	0.38	(0.94)	(0.56)	(0.39)	-	(0.39)	5.81	(8.65	)(e)	115,036	1.98	(e)	1.98	(e)	1.68	(e)	5.82	(e)	51	150,000	6,346
Year ended 02/28/15	6.99	0.36	(0.23)	0.13	(0.36)	-	(0.36)	6.76	1.88	(e)	182,673	1.90	(e)	1.90	(e)	1.66	(e)	5.16	(e)	59	224,000	5,949
Class C
Year ended 02/28/19	6.73	0.23	(0.09)	0.14	(0.24)	-	(0.24)	6.63	2.50	(e)	77,951	3.21	(e)(f)	3.21	(e)(f)	2.46	(e)(f)	3.50	(e)(f)	44	160,000	5,009
Year ended 02/28/18	6.70	0.21	0.04	0.25	(0.21)	(0.01)	(0.22)	6.73	3.86	(e)	95,894	2.99	(e)	2.99	(e)	2.48	(e)	3.13	(e)	53	170,000	5,354
Year ended 02/28/17	5.82	0.29	0.87	1.16	(0.27)	(0.01)	(0.28)	6.70	20.24	(e)	117,699	2.81	(e)	2.81	(e)	2.42	(e)	4.59	(e)	73	150,000	6,617
Year ended 02/29/16	6.77	0.33	(0.94)	(0.61)	(0.34)	-	(0.34)	5.82	(9.38	)(e)	116,229	2.73	(e)	2.73	(e)	2.43	(e)	5.07	(e)	51	150,000	6,346
Year ended 02/28/15	7.00	0.31	(0.24)	0.07	(0.30)	-	(0.30)	6.77	1.06	(e)	178,395	2.65	(e)	2.65	(e)	2.41	(e)	4.41	(e)	59	224,000	5,949
Class IB
Year ended 02/28/19	6.72	0.30	(0.10)	0.20	(0.31)	-	(0.31)	6.61	3.46		432,894	2.21	(f)	2.21	(f)	1.46	(f)	4.50	(f)	44	160,000	5,009
Year ended 02/28/18	6.69	0.28	0.04	0.32	(0.28)	(0.01)	(0.29)	6.72	4.89		491,279	1.99		1.99		1.48		4.13		53	170,000	5,354
Year ended 02/28/17	5.81	0.36	0.86	1.22	(0.33)	(0.01)	(0.34)	6.69	21.45		552,939	1.81		1.81		1.42		5.59		73	150,000	6,617
Year ended 02/29/16	6.77	0.39	(0.94)	(0.55)	(0.41)	-	(0.41)	5.81	(8.53)		523,422	1.73		1.73		1.43		6.07		51	150,000	6,346
Year ended 02/28/15	7.00	0.37	(0.22)	0.15	(0.38)	-	(0.38)	6.77	2.16		682,816	1.65		1.65		1.41		5.41		59	224,000	5,949

44                        Invesco Senior Loan Fund

	Net asset value, beginning of period	Net investment income (a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)	Total borrowings (000’s omitted)	Asset Coverage per $1,000 unit of senior indebtedness (d)
Class IC
Year ended 02/28/19	$6.72	$0.29	$(0.10)	$ 0.19	$(0.30)	$ -	$(0.30)	$6.61	3.30	%(e)	$ 36,854	2.36	%(e)(f)	2.36	%(e)(f)	1.61	%(e)(f)	4.35	%(e)(f)	44%	$160,000	$5,009
Year ended 02/28/18	6.69	0.27	0.05	0.32	(0.28)	(0.01)	(0.29)	6.72	4.74	(e)	41,957	2.14	(e)	2.14	(e)	1.63	(e)	3.98	(e)	53	170,000	5,354
Year ended 02/28/17	5.81	0.35	0.86	1.21	(0.32)	(0.01)	(0.33)	6.69	21.28	(e)	46,648	1.96	(e)	1.96	(e)	1.57	(e)	5.44	(e)	73	150,000	6,617
Year ended 02/29/16	6.77	0.38	(0.94)	(0.56)	(0.40)	-	(0.40)	5.81	(8.68	)(e)	43,660	1.88	(e)	1.88	(e)	1.58	(e)	5.92	(e)	51	150,000	6,346
Year ended 02/28/15	7.00	0.36	(0.22)	0.14	(0.37)	-	(0.37)	6.77	1.99	(e)	55,548	1.80	(e)	1.80	(e)	1.56	(e)	5.26	(e)	59	224,000	5,949
Class Y
Year ended 02/28/19	6.72	0.30	(0.10)	0.20	(0.31)	-	(0.31)	6.61	3.47		2,894	2.21	(f)	2.21	(f)	1.46	(f)	4.50	(f)	44	160,000	5,009
Year ended 02/28/18	6.68	0.28	0.05	0.33	(0.28)	(0.01)	(0.29)	6.72	5.05		2,161	1.99		1.99		1.48		4.13		53	170,000	5,354
Year ended 02/28/17	5.81	0.36	0.85	1.21	(0.33)	(0.01)	(0.34)	6.68	21.27		2,037	1.81		1.81		1.42		5.59		73	150,000	6,617
Year ended 02/29/16	6.77	0.40	(0.95)	(0.55)	(0.41)	-	(0.41)	5.81	(8.53)		1,108	1.73		1.73		1.43		6.07		51	150,000	6,346
Year ended 02/28/15	7.00	0.38	(0.23)	0.15	(0.38)	-	(0.38)	6.77	2.16		2,433	1.65		1.65		1.41		5.41		59	224,000	5,949

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)

Calculated at the fund level by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets of Class A shares reflect actual 12b-1 fees of 0.25% for each of the years ended February 28, 2019, February 28, 2018, February 28, 2017, February 29, 2016 and February 28, 2015. The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets of Class C shares reflect actual 12b-1 fees of 1.00% for each of the years ended February 28, 2019, February 28, 2018, February 28, 2017, February 29, 2016 and February 28, 2015. The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets of Class IC shares reflect actual 12b-1 fees of 0.15% for each of the years ended February 28, 2019, February 28, 2018, February 28, 2017, February 29, 2016 and February 28, 2015.

(f)	Ratios are based on average daily net assets (000’s omitted) of $101,957, $88,047, $463,441, $39,422 and $2,799 for Class A, Class C, Class IB, Class IC and Class Y shares, respectively.

45                        Invesco Senior Loan Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Senior Loan Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Loan Fund (the “Fund”) as of February 28, 2019, the related statements of operations and cash flows for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

46                        Invesco Senior Loan Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (09/01/18)	Ending Account Value (02/28/19)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/19)	Expenses Paid During Period [2]
Class A	$1,000.00	$1,002.50	$12.66	$1,012.15	$12.72	2.55%
Class C	1,000.00	999.60	16.36	1,008.43	16.43	3.30
Class IB	1,000.00	1,005.50	11.44	1,013.39	11.48	2.30
Class IC	1,000.00	1,003.10	12.17	1,012.65	12.23	2.45
Class Y	1,000.00	1,004.00	11.43	1,013.39	11.48	2.30

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2018 through February 28, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

47                        Invesco Senior Loan Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0.02%
Corporate Dividends Received Deduction*	0.01%
U.S. Treasury Obligations*	0.00%

48                        Invesco Senior Loan Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] – 1954 Trustee	2014

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                        Invesco Senior Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	1988	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields – 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2014	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2014	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli – 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson – 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non- profit organization managing regional electricity market)

T-2                        Invesco Senior Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2010

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg –1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange- Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2010

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

			N/A	N/A

T-3                         Invesco Senior Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2010	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC	N/A	N/A

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

Tracy Sullivan – 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2010	Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust	N/A	N/A

		Formerly: Assistant Vice President, The Invesco Funds

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

Robert R. Leveille – 1969 Chief Compliance Officer	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

Office of the Fund	Investment Adviser	Distributor	Auditors
1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Investment Sub-Adviser	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Senior Loan Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your house hold, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number: 811-05845	Invesco Distributors, Inc.	VK-SLO-AR-1	04272019	1503

ITEM 2:	CODE OF ETHICS

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On May 2, 2018, the SEC proposed amendments to the Loan Rule that, if adopted as proposed, would address many of the issues that led to issuance of the no-action letter. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the affiliate of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

Additionally, PWC advised the Registrant’s Audit Committee that PwC had identified one matter for consideration under the SEC’s auditor independence rules. PwC stated that a PwC Director held a financial interest in an investment company within the Invesco Fund Complex that was inconsistent with the requirements of Rule 2-01(c)(1)(i)(A) of Regulation S-X. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by this matter as they related to the audit of Registrant. In reaching this conclusion, PwC noted, among other things, the engagement team was not aware of the investment, the PwC Director was not in the chain of command of the audit or audit partners of Invesco, the services provided by the individual were not relied upon by the audit engagement team with respect to the audit of the Registrant and the investment was not material to the net worth of the individual or his immediate family members.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018
Audit Fees	$78,075	$72,775
Audit-Related Fees(1)	$0	$14,000
Tax Fees(2)	$5,075	$10,395
All Other Fees	$0	$0

Total Fees	$83,150	$97,170

(g) PwC billed the Registrant aggregate non-audit fees of $5,075 for the fiscal year ended 2019, and $24,395 for the fiscal year ended 2018, for non-audit services rendered to the Registrant.

(1)	Audit-Related fees for the fiscal year end February 28, 2018 includes fees billed for agreed upon procedures related to line of credit compliance.
(2)

Tax fees for the fiscal year end February 28, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end February 28, 2018 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000	$662,000
Tax Fees	$0	$0
All Other Fees(2)	$0	$611,000

Total Fees	$690,000	$1,273,000

(1)

Audit-Related fees for the year end 2019 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2018 include fees billed related to reviewing controls at a service organization.

(2)

All other fees for the year end 2018 include fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,240,000 for the fiscal year ended February 28, 2019, and $4,101,000 for the fiscal year ended February 28, 2018, for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $25 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of

Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these

Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designed standing audit committee established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Anthony J. LaCava, Jr., Raymond Stickel, Jr. and Robert C. Troccoli.

(b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.2 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor,

[2]

Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes

In the great majority of instances, Invesco can vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•

If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company’s business, and will generally support a board’s discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are “bundled” or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A. Shareholder Access and Treatment of Shareholder Proposals – General

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

•	Gender pay gap proposals

•	Political contributions disclosure/political lobbying disclosure/political activities and action

•	Data security, privacy, and internet issues

•	Report on climate change/climate change action

•	Gender diversity on public boards

C. Capitalization Structure Issues

i.	Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D. Corporate Governance Issues

i.	General

Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

•	Adopt proxy access right

•	Require independent board chairperson

•	Provide right to call special meetings

•	Provide right to act by written consent

•	Submit shareholder rights plan (poison pill) to shareholder vote

•	Reduce supermajority vote requirement

•	Remove antitakeover provisions

•	Declassify the board of directors

•	Require a majority vote for election of directors

•	Require majority of independent directors on the board

•	Approve executive appointment

•	Adopt exclusive forum provision

Invesco generally supports a board’s discretion to amend a company’s articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company’s articles if any of the proposed amendments would limit shareholders’ rights or there is insufficient information to decide about the nature of the proposal.

ii. Board of Directors

1. Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2. Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3. Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director “overboarding” (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company’s performance and the interest of its shareholders. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

Invesco generally withholds votes from directors who serve on an excessive number of boards of directors (“overboarding”). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO’s own company, excluding the boards of majority-owned subsidiaries of the parent company.

4. Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5. Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board’s discretion regarding proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6. Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may consider, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7. Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8. Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9. Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10. Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii.	Audit Committees and Auditors

1. Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2. Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3. Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E. Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i.	Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’

interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.	Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.	Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv.	Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v.	“Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.	Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F. Anti-Takeover Defenses

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

•	Provide right to act by written consent

•	Provide right to call special meetings

•	Adopt fair price provision

•	Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company’s corporate form or to “go dark” (i.e., going private transactions) without shareholder approval.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

Invesco will generally support proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds

Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies

Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended

Last ☒Reviewed ☒Revised by Compliance for Accuracy	April 19, 2016

Guideline Owner	U.S. Compliance and Legal

Policy Approver	Invesco Advisers, Inc., Invesco Funds Board

Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II. Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III. Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V. Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII. Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D. EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

As of February 28, 2019, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

•	Scott Baskind, Portfolio Manager, who has been responsible for the Trust since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Thomas Ewald, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

•	Philip Yarrow, Portfolio Manager, who has been responsible for the Trust (or the predecessor Trust) since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

Investments

The following information is as of February 28, 2019 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco Pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Invesco Senior Loan Fund
Scott Baskind	$10,001 - $50,000	N/A	Over $1,000,000
Thomas Ewald	$10,001 - $50,000	N/A	Over $1,000,000
Philip Yarrow	$10,001 - $50,000	N/A	$500,001 - $1,000,000

Assets Managed

The following information is as of February 28, 2019 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Senior Loan Fund
Scott Baskind	5	$10,456.1	4	$8,200.5	25	$10,888.7
Thomas Ewald	3	$3,527.7	4	$8,200.5	None	None

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Philip Yarrow	4	$4,871.4	4	$8,200.5	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed has a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco [2] Invesco Deutschland Invesco Hong Kong[2] Invesco Asset Management Invesco India Invesco Real Estate Securities Division[2]	One-, Three- and Five-year performance against Fund peer group

Invesco Senior Secured2, [3] Invesco Capital2,[4]	Not applicable

Invesco Canada[2]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds

Invesco Japan[5]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting

[1]	Rolling time periods based on calendar year-end.
[2]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period.
[3]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[4]	Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.
[5]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 15, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 15, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Senior Loan Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 9, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 9, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 9, 2019

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.